Confidential Treatment Requested by Aratana Therapeutics, Inc.

EXHIBIT 10.3

Collaboration, License, Development

and Commercialization Agreement

By and Between

Aratana Therapeutics, Inc.

and

Eli Lilly and Company

acting on behalf of

its Elanco Animal Health Division

Effective as of

22 April 2016

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

Collaboration, License, Development
and Commercialization Agreement

This Collaboration, License, Development and Commercialization Agreement , effective as of 22 April 2016 (the “Effective Date”), is entered into by and between Aratana Therapeutics, Inc., a Delaware corporation and having its office at 11400 Tomahawk Creek Parkway, Suite 340, Leawood, KS 66211  (“Licensor”) and Eli Lilly and Company, an Indiana corporation, operating on behalf of  its Elanco Animal Health division and having its office at 2500 Innovation Way, Greenfield, Indiana 46140 and its Affiliates (“Elanco”).

Preliminary Statements

A.Licensor is an animal health therapeutics company developing novel therapeutic candidates that target serious medical conditions in pets, and has a worldwide, exclusive license to make, use and sell the Product (as defined below) in the Field of Use (as defined below) pursuant to the Exclusive IP License Agreement for RQ-00000007 between Licensor and RaQualia Pharma Inc. dated December 27, 2010, as amended (the “RaQualia License Agreement”).

B.Elanco possesses skills, knowledge and expertise in the research, development, marketing, manufacturing and distribution of food chain and companion animal products, including but not limited to animal health pharmaceutical and diagnostic products, and has the experience and resources to develop, obtain regulatory approval for, and market the Product.

C.Licensor desires to grant Elanco with co-exclusive rights (with Licensor) to develop, manufacture, market and commercialize the Product in the Co-Promotion Territory (as defined below).

D.Licensor desires to grant Elanco exclusive rights to develop, market and commercialize the Product in the Elanco Exclusive Territory (as defined below).

Now, Therefore, in consideration of the foregoing preliminary statements and the mutual agreements and covenants set forth herein, the Parties (as defined below) hereby agree as follows:

1.Definitions.

As used in this Agreement, the following terms shall have the meanings set forth in this Article 1 unless the context clearly and unambiguously dictates otherwise. Unless the context requires otherwise, references to the singular include the plural and vice versa, and references to Sections, Exhibits and Schedules are references to the sections, exhibits and schedules of this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

1.1“Adverse Event” shall mean any observation in animals, whether or not considered to be product-related, that is unfavorable and unintended and that occurs after any use of a veterinary medicinal product (off-label and on-label uses), including without limitation events related to a suspected lack of expected efficacy according to approved labelling or noxious reactions in humans after being exposed to veterinary medicinal products.

1.2“Affiliate” shall mean, with respect to a Party, any entity controlling, controlled by, or under common control with, such Party, for only so long as such control exists.  For the purposes of this definition, “control” shall refer to: (a) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise, or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of an entity.

1.3“Agreement” shall mean this Collaboration, License, Development and Commercialization Agreement together with the preliminary statements and all exhibits, schedules and attachments hereto.

1.4“Alternate Trademark” shall have the meaning assigned to such term in Section 7.4.

1.5“Applicable Laws”  shall mean all statutes, ordinances, regulations, rules or orders of any kind whatsoever of any Governmental Authority that may be in effect from time to time and applicable to the activities contemplated by this Agreement.

1.6“Bankruptcy Code” shall have the meaning assigned to such term in Section 14.10.

1.7“Breaching Party” shall have the meaning assigned to such term in Section 14.3.

1.8“Business Day” shall mean any day of the year on which national banking institutions in New York City, New York are open to the public for conducting business and are not required or authorized to close.

1.9“Calendar Quarter” shall mean each period of three (3) consecutive months ending on the last day of March, June, September, or December, respectively.

1.10“Calendar Year” shall mean, for the first Calendar Year, the period commencing on the Effective Date and ending on December 31, 2016, and each twelve (12) month period thereafter, commencing on January 1 and ending on December 31 during the Term; provided, that the last Calendar Year shall end on the final day of the Term.

1.11“Co-Promotion Agreement” shall have the meaning assigned to such term in Section 4.3.

1.12“Co-Promotion Territory” shall mean the United States.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

1.13“Commercial Supply Milestone” shall mean the [***].

1.14“Commercialization Program” shall have the meaning assigned to such term in Section 4.1.

1.15“Commercial Coordination Subcommittee” or “CCC” shall have the meaning assigned to such term in Section 2.4.

1.16“Commercially Reasonable Efforts” shall mean, with respect to a Party, those efforts and resources, as applicable, relating to a certain activity or activities, including, without limitation, the development, manufacturing and commercialization of Products in accordance with such Party’s business, legal, medical and scientific judgment, such efforts and resources to be in accordance with the efforts and resources the Party would use for a product owned by it, or to which it has rights, which is of similar market potential and at a similar stage in its product life.

1.17“Compliance” shall mean the adherence by the Parties in all material respects to all Applicable Laws and Party Specific Regulations, in each case with respect to the activities to be conducted under this Agreement.

1.18“Confidential Information” shall have the meaning assigned to such term in Section 12.2.

1.19“Control” or “Controlled” means, with respect to any item of Confidential Information, Know-How, Patent Rights, or other intellectual property right, the [***] with respect thereto as provided for in this Agreement, without violating the terms of any agreement or other arrangement with, or any legal rights of any Third Party, and, for Confidential Information, Know-How, Patent Rights or other intellectual property rights that first are acquired or licensed to a Party after the Effective Date, without [***], or [***], any Third Party.

1.20“Cover”, “Covered” or “Covering” shall mean, in connection with a Patent Right, that in [***] to a person under a [***] included in such Patent Right, the practice by such person of [***] claimed in such [***] would infringe such [***] (or, in the case of a [***] that is a patent application, would [***] an otherwise [***] in such patent application if it were to [***]).

1.21“Development Fees and Expenses” shall mean third party expenses associated with the Development Program.

1.22“Development Funding Cap” shall have the meaning assigned to such term in Section 3.5.

1.23“Development Operating Plan” or “DOP” shall have the meaning assigned to such term in Section 3.2.1.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

1.24“Development Program” shall have the meaning assigned to such term in Section 3.1.

1.25“Development Subcommittee” or “DSC” shall have the meaning assigned to such term in Section 2.3.1.

1.26“Drug Delivery System” shall mean a device or tool marketed or sold in connection with a Product that is intended for use to enhance or facilitate the delivery of such Product via a specific route of administration.  For clarity, Drug Delivery Systems shall not include any formulation technology comprised in or utilized in connection with the Product for the targeted delivery and/or controlled release of such Product.

1.27“Effective Date” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

1.28“Elanco”  shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

1.29“Elanco Exclusive Territory” shall mean worldwide with the exception of the United States.

1.30“Elanco Sole Improvement” shall mean an Improvement made solely by employees or contractors of Elanco or its Affiliates during the term of and in the course of activities performed in connection with this Agreement.

1.31“EU” shall mean, for purposes of this Agreement, the European Union, consisting of its 28 member states as at the Effective Date, as well as additional European Economic Area (EEA) countries (Iceland, Liechtenstein and Norway), in each case as the European Union or the EEA may be enlarged or  reduced from time to time.

1.32“Excluded Product” means an [***] product [***], the [***] of which would [***] of [***] in the country in which such product is sold.

1.33“Executive Steering Committee” shall have the meaning assigned to such term in Section 2.1.

1.34 “FDA” shall mean the United States Food and Drug Administration, or any successor thereto.

1.35“Field of Use” shall mean the field of non-human animal health.

1.36“First Commercial Sale” shall mean the first sale of a Product for use or consumption by the general public of such Product for which payment has been received after all

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

required Registrations have been granted, or such sale is otherwise permitted in such country, excluding Product (a) for use in clinical trials or other development activities with respect to such Product by or on behalf of a Party, (b) provided as samples, (c) provided for compassionate use, or (d) provided for a bona fide charitable purpose, in each case of (a) through (d) for which no payment is received by Elanco, its Affiliates or sublicensees.

1.37“GAAP” shall mean generally accepted accounting principles in the United States, consistently applied.

1.38“Generic Competition” means, on a Product-by-Product and country-by-country basis, that an animal health product is manufactured, distributed or sold by a Third Party in such country (a) that contains the same active ingredient as the Product, wherein [***] shall also include without limitation any [***] or physical forms thereof, (b) for which Registration is obtained for substantially the same indication, and (c) is sold in such country by any Third Party that is not a sublicensee of Elanco or its Affiliates and did not purchase such product in a chain of distribution that included any of Elanco or any of its Affiliates or its Sublicensees.

1.39“Governmental Authority” shall mean any court, commission, authority, department, ministry, official or other instrumentality of, or being vested with public authority under any law of, any country, state or local authority or any political subdivision thereof, or any association of countries.

1.40“GxP” shall mean compliance with all relevant Regulatory Authority requirements for Good Clinical Practices (per FDA/CVM guidance “Good Clinical Practices: VICH GL9”), Good Laboratory Practices (per FDA/DVM regulation “21 CFR Part 58”), Current Good Manufacturing Practices (per FDA/CVM regulation “21 CFR Part 211, 225 or 226”) and the applicable foreign equivalents.

1.41“Improvement” shall mean (a) any [***] change made after the Effective Date to the Licensor Know-How or to the inventions claimed [***] (as existing as of the Effective Date) and/or (b) any inventions [***] that are made, conceived, or reduced to practice by or on behalf of either Party, solely or jointly, during the term of and in connection with activities performed in connection with this Agreement.

1.42“Indemnitee” shall have the meaning assigned to such term in Section 13.3.

1.43“[***]” shall mean the [***] as approved by the European Medicines Agency.

1.44“Infringement” shall have the meaning assigned to such term in Section 9.4.1.

1.45“Internal Compliance Codes” shall mean a Party’s internal policies and procedures intended to ensure that a Party complies with Applicable Laws, Party Specific Regulations, and such Party’s internal ethical, medical and similar standards.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

1.46“Joint Improvement” shall have the meaning assigned to such term in Section 9.2.1 (c).

1.47  “Joint Steering Committee” or “JSC” shall have the meaning assigned to such term in Section 2.2.1.

1.48“Licensed Process” means any process that utilizes the Licensed Know-How, or that would infringe one or more Valid Claims of a Licensor Patent, but for the license granted in Article 7 of this Agreement.

1.49“Licensor”  shall have the meaning assigned to such term in the introductory paragraph of this Agreement

1.50“Licensor Know-How” shall mean [***], to the extent Controlled by Licensor during the term of this Agreement (a) relating to the Product, including any such information licensed by Licensor from RaQualia, or (b) [***] relating to the Product, in each case of (a) and (b) including but not limited to regulatory submissions, research and development information, trade secrets, engineering, scientific and practical information, data, formulas, formulations, active ingredients, information about qualities, uses, test methods and results, information about materials, compositions and sources, and drawings, specifications, laboratory notebooks, work product and other relevant writings in each case, which is necessary or desirable for the development, manufacture or commercialization of the Product.

1.51“Licensor Patents” shall mean any and all Patent Rights Controlled by Licensor during the term of this Agreement relating to the Product, including, but not limited, to Licensor’s interest in any Patent Right Covering an Improvement relating to the Product.

1.52“Licensor Sole Improvement” shall mean an Improvement made solely by employees or contractors of Licensor or its Affiliates during the term of and in the course of activities performed in connection with this Agreement.

1.53“Licensor Technology” shall mean, collectively, the Licensor Patents and Licensor Know-How.

1.54“Manufacturing Subcommittee” or “MSC” shall have the meaning assigned to such term in Section 2.5.

1.55“Net Sales” shall mean, with respect to each country in the Territory and with respect to a Product, the gross amount invoiced by Elanco (including an Elanco Affiliate) or any sublicensee thereof to unrelated Third Parties, excluding any sublicensee, for the Product in the Territory, less:

(a)[***] discounts allowed;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

(b)[***] which effectively reduce the net selling price;

(c)Product [***] and [***];

(d)That portion of the sales value associated with [***];

(e)Any [***] imposed on the [***] or [***] of the Product, including, without limitation, [***];

(f)[***] fees;

(g)Allowance for [***] expenses; and

(h)Any other similar and customary deductions which are in accordance with U. S. Generally Accepted Accounting Principles (U.S. GAAP).

Such amounts shall be determined from the books and records of Elanco or sublicensee, maintained in accordance with U.S. generally accepted accounting principles (“GAAP”) or, in the case of sublicensees, such similar accounting principles, consistently applied.  Elanco further agrees in determining such amounts, it will use Elanco's then current standard procedures and methodology, including Elanco's then current standard exchange rate methodology for the translation of foreign currency sales into U.S. Dollars or, in the case of sublicensees, such similar methodology, consistently applied.

In the event that the Product is sold as part of a [***] means any animal health product which consists of a Product [***], where such [***] of the Royalty-Bearing Product [***] is not covered by [***], the Net Sales of the Product, for the purposes of determining royalty payments, shall be determined by [***] Net Sales [***] (as defined in the standard Net Sales definition) by [***] where [***] sale price of the Product when sold [***], and [***] sale price of the [***] in finished form, in each case during the applicable royalty reporting period.

In the event that the [***] sale price cannot be determined for the Product and [***], Net Sales for purposes of determining royalty payments shall be deemed to be equal to [***] of the Net Sales of the [***].

In the event that the [***] sale price of the Product can be determined but the [***] sale price [***] cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated [***] the Net Sales of the [***] by [***] where [***] sale price of the Product [***] and [***] sale price of the [***].

In the event that the [***] sale price [***] can be determined but the [***] sale price of the Product cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated [***] the Net Sales of the [***] by the following formula:  [***] where [***] is the [***] sale price of the [***] when sold [***] and [***] is the [***] sale price of the [***].

The [***] sale price for a Product, [***], or [***] shall be calculated once each Calendar Year and such price shall be used during all applicable royalty reporting periods for the entire following Calendar Year.  When determining the [***] sale price of a Product, [***], or [***], the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

[***] sale price shall be calculated [***] the sales dollars (translated into U.S. dollars) by the [***] during the twelve (12) months (or the number of months sold in a partial calendar year) of the preceding Calendar Year for the respective Product, [***], or [***].  In the initial Calendar Year, a forecasted [***] sale price will be used for the Product, [***], or [***]. Any over or under payment due to a difference between forecasted and actual [***] sale prices will be paid or credited in the first royalty payment of the following Calendar Year.

1.56  “Non-breaching Party” shall have the meaning assigned to such term in Section 14.3.

1.57“Party” shall mean, as applicable, Licensor or Elanco and, when used in the plural, shall mean Licensor and Elanco.

1.58“Party Specific Regulations” shall mean all judgments, decrees, orders or similar decisions issued by any Governmental Authority specific to a Party, and all consent decrees, corporate integrity agreements, or other agreements or undertakings of any kind by a Party with any Governmental Authority, in each case as the same may be in effect from time to time and applicable to a Party’s activities contemplated by this Agreement.

1.59“Patent Rights” shall mean all: (a) patents, ([***] and [***]); (b) patent applications ([***]); and (iii) all patents and patent applications anywhere in the world that at any time, directly or indirectly, claim priority from, support a claim of priority of or contain substantially identical disclosure as any of the foregoing.

1.60  “Pharmacovigilance Agreement” shall mean the agreement describing Adverse Event handling and reporting to Regulatory Authorities, including without limitation, timely reporting to the other Party of adverse events delivered under Section 10.3.

1.61“Product” shall mean grapiprant (and any salt, hydrate, solvate or oxide anhydrides, prodrugs, isomers, polymorphs or physical forms thereof that are Covered by a Licensor Patent), which is also known as Galliprant® (in certain countries) or AT-001 or RQ-00000007.

1.62“Product Complaint” shall mean a written, oral, or electronic communication that alleges deficiencies related to the safety, identity, strength, purity, quality, potency, durability, effectiveness, or performance of a product manufactured and/or distributed by Elanco that could be related to manufacturing, packaging, or labelling. Product Complaint includes also (a) suspected counterfeit products, which are products that are deliberately or fraudulently mislabelled with respect to identity and/or source; a counterfeit drug, container, or label bears the trademark, trade name, or other identifying mark (e.g., shape or color), imprint, or device of a drug manufacturer, processor, packer, or distributor without authorization and with intent to mislead purchasers into believing the product is authentic, and (b) suspected tampering, which is the manipulation of any authentic product or packaging thereby rendering it false or misleading, with malicious or illegal intent.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

1.63“[***] Third Party Manufacturer” shall mean a Third Party [***] manufacturer [***] as of the Effective Date.

1.64  “Quality Agreement” shall have the meaning assigned to such term in Section 8.1.2 (b).

1.65“RaQualia License Agreement” shall have the meaning assigned to such term in Preliminary Statement A.

1.66“RaQualia Know-How” shall mean the confidential, unpatented know-how licensed to Licensor under the RaQualia License Agreement.

1.67“RaQualia Patents” shall mean the Patent Rights licensed to Licensor under the RaQualia License Agreement.

1.68“Registration” shall mean, with respect to the Product in a particular country or legal jurisdiction, all approvals, licenses, registrations or authorizations of any Regulatory Authority, necessary for the manufacturing, use, storage, import, transport and sale of such Product in such country or legal jurisdiction.

1.69“Regulatory Authority”  or “Regulatory Authorities” shall mean any governmental authority that regulates Products, including but not limited to the Environmental Protection Agency (“EPA”), Food and Drug Administration (“FDA”), including the Center for Veterinary Medicine (“CVM”), Food Safety and Inspection Service (“FSIS”), U.S. Department of Agriculture (“USDA”) or any counterparts thereof in jurisdictions outside of the U.S. such as the European Medicines Agency (“EMA”).

1.70“Regulatory Materials” means the regulatory registrations, applications, authorizations and approvals (including approvals of new animal drug applications (“NADA”), supplements and amendments, pre- and post-approvals, pricing and Third Party reimbursement approvals, and labeling approvals), Registrations or other submissions made to or with any Regulatory Authority necessary for the research, development, manufacture, or commercialization of a Product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each NADA, including all veterinary master file(s) (“VMF”) (if any), or foreign equivalents of any of the foregoing.

1.71 “Royalty Term” shall have the meaning assigned to such term in Section 5.4.

1.72“Sublicensee” shall mean a Third Party to which Elanco grants a sublicense in accordance with the provisions of Section 7.3.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

1.73“Supply Agreement” shall have the meaning assigned to such term in Section 8.1.2(a).

1.74“Tax” or “Taxation” means any form of tax or taxation, levy, duty, charge, social security charge, contribution or withholding of whatever nature (including any related fine, penalty, surcharge or interest).

1.75“Taxing Authority” shall mean any federal, national, provincial, state, local or foreign government, or any subdivision, agency, commission or authority thereof exercising tax regulatory, enforcement or collection authority.

1.76“Technology Transfer” shall have the meaning assigned to such term in Section 8.2.1.

1.77“Technology Transfer Completion” shall mean the completion of the Technology Transfer which shall be deemed to occur [***] following successful processing of [***] Product.

1.78“Term” shall have the meaning assigned to such term in Section 14.1.

1.79“Termination Date” shall have the meaning assigned to such term in Section 14.6.1.

1.80“Territory” shall mean the world.

1.81“Third Party” shall mean any person or entity who or which is neither a Party nor an Affiliate of a Party.

1.82“Trademarks” shall have the meaning assigned to such term in Section 7.4.

1.83“United States” or “U.S.” shall mean The United States of America, including its possessions, territories and commonwealths.

1.84“Valid Claim” shall mean a claim of (a) an [***], (b) an [***] that [***] that [***] and [***] or (c) an [***] patent that [***], in each of (a) through (c) that is included in the Licensor Patents and that has not expired or lapsed, been abandoned or cancelled, or held or declared invalid or unenforceable.  For clarity, a Valid Claim of an issued or granted patent shall be deemed to exist during any applicable patent term extension for the relevant patent.

2.Oversight Of The Collaboration.

2.1Executive Steering Committee

2.1.1The executive steering committee shall consist of [***] members, being the [***], or [***] (or equivalent) with primary oversight of the collaboration under this Agreement, of each of the Parties (“Executive Steering Committee” or “ESC”).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

2.1.2The ESC shall meet [***], unless agreed otherwise by the Parties in writing and at such places and times as the Parties shall agree. The Executive Steering Committee may elect to meet in-person, by means of telecommunications, video conferences, electronic mail or other correspondence.

2.1.3The ESC is responsible for [***] and [***], including without limitation, [***] regarding the [***] under this Agreement.

2.1.4The ESC will terminate upon [***] of [***] mentioned in [***], unless the Parties agree in writing to extend the duration of the ESC.

2.2Joint Steering Committee.

2.2.1The joint steering committee shall consist of [***] members, who are the [***] chair persons of each of the three subcommittees referred to in Sections 2.3 through 2.5 below (“Joint Steering Committee” or “JSC”). In the event that the Executive Steering Committee forms additional subcommittees, the chairs of such subcommittees will be added as members of the JSC and the number of members shall be expanded by [***] for each subcommittee so formed.

2.2.2In the event that a Party intends to replace individuals serving as members of the JSC, the Party must notify the other Party [***] calendar days following such change and include contact information of the incoming JSC member.

2.2.3The JSC shall meet [***] times [***] (in general, meeting [***]), unless agreed otherwise by the Parties in writing, and at such places and times as the Parties shall agree. The JSC shall additionally convene ad-hoc if so requested by a subcommittee. The JSC may elect to meet in-person, by means of telecommunications, video conferences, electronic mail or other correspondence.

2.2.4The JSC is responsible for [***] by any [***], including without limitation, [***] regarding the [***] under this Agreement.

2.2.5The JSC will terminate upon [***] of [***] mentioned in this [***], unless the Parties agree in writing to extend the duration of the JSC.

2.3Development Subcommittee.

2.3.1Within [***] calendar days following the Effective Date, each Party shall appoint [***] representative as its chair-person for the development subcommittee and may appoint additional non-voting representatives (the “Development Subcommittee” or “DSC”) and give notice of the name and contact information of its respective subcommittee representative(s) to the other Party.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

2.3.2The DSC shall be responsible for (a) reviewing and evaluating the progress of the Parties under the Development Program; provided, that, the DSC shall not have authority to [***] is in [***];  (b) attempting to [***] regarding the [***] under this Agreement; (c) reviewing all relevant proposed scientific publications and presentations of any of the Parties or their respective Affiliates pursuant to Section 12.1;  (d) reviewing and discussing the [***] and [***] of the Product, including any plans to [***] of the Products; and (e) performing such other responsibilities as may be assigned by the Executive Steering Committee from time to time.  For the avoidance of doubt, [***] on the DSC has [***] decision rights in the Territory in relation to Product [***] and [***] strategy, provided that in no event may [***] exercise its [***] decision rights to require that [***] take any action that would (i) require [***] to incur expenses in excess of the [***], or (ii) be unethical or require [***] to violate any Applicable Law.

2.3.3The DSC will terminate on [***], unless the Parties agree in writing to extend the duration of the DSC.

2.4Commercial Coordination Subcommittee.

2.4.1Within [***] calendar days following the Effective Date, each Party shall appoint [***] representative as its chair-person for the commercialization subcommittee and may appoint additional non-voting representatives (the “Commercial Coordination Subcommittee” or “CCC”) and give notice of the name and contact information of its respective subcommittee representative(s) to the other Party.

2.4.2The CCC shall be responsible for: (a) discussing in good faith, and establishing and maintaining any [***] for, a [***] for each Product in the Co-Promotion Territory; (b) [***] the Parties’ activities in the Co-Promotion Territory; and (c) making any determinations required under this Agreement. For the avoidance of doubt, [***] has [***] decision rights in the Territory in relation to [***] of the Product in accordance with the provisions of the Co-Promotion Agreement.

2.4.3The CCC will terminate upon [***], unless the Parties agree in writing to extend the duration of the CCC.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

2.5Manufacturing Subcommittee.

2.5.1Within [***] calendar days following the Effective Date, each Party shall appoint [***] representative as its chair-person for the manufacturing and may appoint additional non-voting representatives (the “Manufacturing Subcommittee” or “MSC”) and give notice of the name and contact information of its respective subcommittee representative(s) to the other Party.

2.5.2The MSC shall be responsible for the review and discussion of the manufacturing of the Product including any [***], as well as oversight of the execution of the Supply Agreement in line with Elanco’s manufacturing standards.  Decisions of the MSC shall be made by consensus, provided that in the event that the Parties cannot agree on any matter relating to the manufacture of Product prior to the earlier of (a) [***], or (b) transfer of responsibility for manufacture of Product to Elanco pursuant to Article 8, [***] shall have the right to make the [***] decision on any matter relating to the manufacture of Product, unless [***] requests the [***] of the matter [***].

2.5.3The MSC shall terminate once the [***] has been [***],  unless the Parties agree in writing to extend the duration of the MSC.

2.6Subcommittee Operating Principles

2.6.1In the event that a Party intends to replace an individual serving as subcommittee member, the Party must notify the other Party [***] calendar days following such change and include contact information of the incoming subcommittee member.

2.6.2Any member of a subcommittee may designate a substitute to attend and perform the functions of that member at any meeting of the subcommittee.

2.6.3Each Party may, in its discretion, invite non-member representatives of such Party to attend meetings of the subcommittee upon notice to the other Party.

2.6.4The subcommittees shall meet [***] (while aiming at meeting [***]), unless agreed otherwise by the Parties in writing, on such dates, and at such places and times, as the Parties shall agree.

2.6.5The Parties may elect to meet in-person, by means of telecommunications, video conferences, electronic mail or other correspondence.

2.6.6Only the [***] chair-persons in each subcommittee have voting rights and will attempt to reach consensus on any decision; in events where consensus cannot be obtained on a decision, the chair-person appointed by [***] may take a decision, [***] by the [***] that the matter [***]. In the event that the [***] or [***] with the [***] of the [***], the

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matter [***]. In the event that the [***] cannot reach consensus, then the [***] member appointed by [***] will take the final decision, provided that in no event may [***] exercise such final decision making right to require that [***] take any action that would (a) require [***] to incur expenses in excess of the [***], or (b) be unethical or require [***] to violate any Applicable Law.

2.6.7Each subcommittee shall [***] each meeting which shall [***] and a list of any [***] by the subcommittee and a list of any issues to be resolved by the JSC, if any.

2.6.8Each Party shall be responsible for all travel and related costs and expenses for its members and approved invitees to attend meetings of, and otherwise participate on, the ESC, JSC or a subcommittee.

3.The Development Program.

3.1Overview of Development Program.  After the Effective Date, Elanco shall commence a program of development including [***] the Products, including for clarity any Products incorporating Improvements in the Field of Use, which shall be designed to develop and commercialize (with input from the CCC) such Products (the “Development Program”).

3.2Development Operating Plan.

3.2.1Within [***] calendar days following the Effective Date, Parties will, through the Development Subcommittee, review and approve an overall development operating plan, based on a draft developed by Elanco, (the “Development Operating Plan” or “DOP”) which shall set forth, as appropriate, from time to time and among other things: (a) the [***] under the [***]; and (b) [***] and [***] for development of the Product, including for clarity any Products incorporating Improvements through filing of a Registration application. The Development Program will be carried out by Elanco, and to the extent that Licensor is involved, the Parties, pursuant to the Development Operating Plan.

3.2.2The Development Operating Plan shall be updated by Elanco, from time to time, and submitted to the Development Steering Committee for its review.  Each such update shall set forth in reasonable detail: (a) [***] for [***] to be undertaken by Elanco hereunder; and (b) [***] (where applicable).    During the duration of Licensor’s involvement in the Development Program, [***] shall consider in good faith and incorporate any comments by [***] relating to development activities to be conducted in relation to the Product prior to and for the purpose of obtaining Registrations in the United States and/or the EU.

3.3Responsibilities of Licensor under the Development Program.  As part of the Development Program, Licensor shall (a) [***] required to obtain the first Registration for the Product for use [***] in each of the EU and the United States, and (b) [***], perform such other

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responsibilities with respect to the Development Program as may be agreed upon by the Parties from time to time.

3.4Responsibilities of Elanco under the Development Program. As part of the Development Program, Elanco shall perform such other responsibilities with respect to the Development Program as may be agreed upon by the Parties from time to time.

3.5Funding of Development Program.  Elanco shall pay seventy five percent (75%) and Licensor shall pay twenty five percent (25%) of Development Fees and Expenses incurred up to and through [***].  Notwithstanding the foregoing, in no event shall Licensor’s portion of the Development Fees and Expenses during such period exceed $7,000,000 (seven million U.S. Dollars) (the “Development Funding Cap”), which the Parties will review and adjusted by mutual written agreement in the event that an update of the Development Operating Plan results in a significant change of the Development Fees and Expenses. Notwithstanding the foregoing, each Party shall be solely responsible for all costs and expenses such Party incurs in connection with the conduct of its activities under the Development Program.

3.6Termination of the Development Program.  The Licensor’s involvement in and funding of the Development Program shall terminate with respect to the Product on [***], unless the Parties decide in writing, through the Development Subcommittee, to extend the duration of the Development Program.

4.Commercialization Program.

4.1Generally. The commercialization program shall include each Party’s activities during the Term to advertise, market, promote, launch (including pre-launch activities) commercialize and sell the Product in the Territory (the “Commercialization Program”).  The Parties agree to cooperate with each other to coordinate their promotional and marketing activities in the Co-Promotion Territory through the Commercial Coordination Subcommittee.

4.2Activities in the Elanco Exclusive Territory.  Elanco or its Sublicensees, shall be responsible for, and shall, subject to this Section 4.2, have the exclusive right to direct all marketing, advertising, promotional, launch and sales activities related to the Product in the Elanco Exclusive Territory and co-exclusive rights with Licensor with respect to the Product in the Co-Promotion Territory.  As part of the Commercialization Program, Elanco shall, on a country-by-country basis:

4.2.1use Commercially Reasonable Efforts to perform [***] activities related to the Product for the applicable countries in the Elanco Exclusive Territory;

4.2.2use Commercially Reasonable Efforts and proceed diligently to launch the Product in each such country in the Elanco Exclusive Territory as soon as reasonably possible upon Registration in such country;

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4.2.3use Commercially Reasonable Efforts to commercialize the Product following launch in each such country in the Elanco Exclusive Territory and in the Co-Promotion Territory; and

4.2.4maintain customary commercial records, in sufficient detail, which shall properly reflect all work done and results achieved in connection with the Commercialization Program in the form required under all applicable laws and regulations.  Licensor shall have the right, during normal business hours and upon reasonable notice, to inspect all such records no more than once each Calendar Year.  Licensor shall maintain such records and information contained therein in confidence in accordance with Section 12.2 and shall not use such records or information except to the extent otherwise permitted by this Agreement.

4.3Co-Promotion; Activities in the Co-Promotion Territory.  The Parties shall enter into a separate co-promotion agreement with respect to their rights and responsibilities in the Co-Promotion Territory (“Co-Promotion Agreement”).

5.Milestones; Royalties.

5.1On Signing

5.1.1.  As consideration to Licensor for past work undertaken with respect to the Licensor Technology, and the rights granted to Elanco under this Agreement, a non-refundable, non-creditable up-front payment of Forty Five Million U.S. Dollars (U.S. $45,000,000) will be due and payable from Elanco to Licensor within thirty (30) calendar days of the Effective Date.

5.2Development and Regulatory and Commercial Milestones.

5.2.1In partial consideration of the license and rights granted to it by Licensor under this Agreement, Elanco shall make to Licensor the following non-refundable, non-creditable milestone payments in accordance with Article 6 of this Agreement.

Milestone Event	Milestone Payment (in USD)
1.First approval of a Product label in the EU with an [***]	$4,000,000
2.Achievement of the Commercial Supply Milestone	$4,000,000

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3.[***] Sales of Product [***] in a Calendar Year prior to December 31, 2021	[***]
4.[***] Sales of Product exceed [***] in a Calendar Year prior to December 31, 2021	[***]
5.[***] Sales of Product exceed [***] in a Calendar Year prior to December 31, 2021	[***]

5.2.2Notwithstanding the foregoing:

(a)if Milestone 3, 4 or 5 is achieved in Calendar Year 2022, Elanco shall pay 2/3 of the applicable milestone;

(b) if Milestone 3, 4 or 5 is achieved in Calendar Year 2023, Elanco shall pay 1/3 of the applicable milestone;

(c)if Milestone 3, 4 or 5 is achieved after Calendar Year 2023, no milestone payment will be due for the achievement of Milestone 3 or 4, respectively;

By way of example only, if [***] Sales of Product exceed [***] USD for the first time in Calendar Year 2022, Elanco shall pay Licensor [***] USD (2/3 of [***]), and if Milestone 5 is achieved for the first time during Calendar Year 2024, no milestone payment shall be payable to Licensor.

5.3Royalty Payments to Licensor.    As further consideration to Licensor for the license and other rights granted to Elanco under this Agreement, Elanco shall pay during the respective Royalty Term to Licensor  (a) [***] percent ([***]%) royalty on Net Sales of Products sold in the Co-Promotion Territory prior to [***], and (b) a [***] percent ([***]%) royalty on Net Sales of Products (i) sold in the Elanco Exclusive Territory prior to [***]; or (ii) sold anywhere in the Territory after [***].

5.4Royalty Term.  Royalties shall be paid under Section 5.3 on a country-by-country and Product-by-Product basis, commencing on the First Commercial Sale of such Product in such country, in accordance with Section 5.3 until the latest of (a) the date on which there is no Valid Claim Covering the Product in the respective country; (b) the expiration of any regulatory exclusivity in such country covering such Product; and (c) the tenth (10th) anniversary of the First

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Commercial Sale of such Product in such country, each period set out to above also referred to as  the “Royalty Term” for such Product in such country.

5.5Royalty Reduction; Generic Competition.

5.5.1Notwithstanding the foregoing, if at any time during the Royalty Term for a given Product in a given country, there is no Valid Claim Covering the Product in such country, then the royalty rate payable by Elanco pursuant to Section 5.3. shall be reduced to [***] percent ([***]%) of the rates set forth in Section 5.3.

5.5.2Additionally, but not cumulatively to a reduction pursuant to Section 5.5.1, if on a Product-by-Product, country-by-country and Calendar Quarter-by-Calendar Quarter basis, [***] has existed during the [***] Calendar Quarters immediately preceding the relevant Calendar Quarter (“Relevant Quarter”), and neither Party has commenced and is then continuing during the Relevant Quarter any proceeding to [***] in such country pursuant to [***], then commencing in the Relevant Quarter, the royalties payable with respect to Net Sales of the applicable Product pursuant to Section 5.3 in such country during the Relevant Quarter shall be reduced by [***] percent ([***]%) of the royalties otherwise payable pursuant to Section 5.3.  If a reduction under this Section 5.5.2 could apply at the same time as the reduction in Section 5.5.1, then only the reduction pursuant to Section 5.5.1 shall apply.

5.6Anti-Stacking Provision. Should Elanco determine that access to Third Party’s patent rights is [***] due to [***] or [***] of [***], Elanco will consult with Licensor before seeking access to such Third Party’s Patent Rights.  If Elanco pays compensation to a Third Party for Product for which compensation is also due to Licensor, Elanco shall have the right to deduct from the royalties owed to Licensor, [***] of the royalties to be paid to said Third Party.

5.7Floor.  In no event shall the royalties payable to Licensor pursuant to this Agreement at any time be less than [***], whether by operation of reductions provided in this Article 5 or through application of any other reductions or offsets available to Elanco pursuant to any other Section or Article of this Agreement.

6.Payments And Reports.

6.1Milestone Payments.  Upon achievement by or on behalf of Elanco, its Affiliates or Sublicensees of any milestone event set forth in Section 5.2, as applicable, Elanco shall promptly (but in the case of Milestones 1 and 2, in no event more than [***] Business Days after achievement thereof) notify Licensor of such achievement, and Elanco shall pay Licensor the corresponding milestone payment within [***] days after issuance by Licensor of an invoice for such milestone payment.  With respect to Milestone 3, 4 and 5, the provision by Elanco to Licensor of the report set forth in Section 6.2.1 specifying aggregate Net Sales in the applicable Calendar Year that achieve the applicable milestone event, shall constitute notice by Elanco of the achievement of the applicable Milestone.  For clarity, Elanco shall be obligated to make a

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milestone payment corresponding to each of the events set forth in Section 5.2 only once, regardless of the number of Products that achieve such milestone event or the number of times such milestone event occurs for such Product.

6.2Royalty Payments

6.2.1Beginning with the Calendar Quarter in which the First Commercial Sale of a Product is made in the Territory that requires royalty payments to Licensor, and for each Calendar Quarter thereafter, royalty payments shall be made to Licensor in accordance with the royalty rates set forth in Section 5.3 within [***] calendar days following the end of each such Calendar Quarter.  Elanco shall deliver to Licensor within [***] days of the end of each calendar month a payment report computing an estimate of the amount due to Licensor under Section 5.3 (as adjusted pursuant to Sections 5.4 through 5.6, if and to the extent applicable) for such calendar month.  For the last month of each Calendar Quarter, Elanco shall deliver to Licensor a final report within [***] days of the end of the Calendar Quarter and for the [***] of each [***] during the term of this Agreement, the final calculation shall include [***] of the royalties due with respect to such Calendar Year. In the event that no royalties are payable in respect of a given Calendar Quarter, Elanco shall submit a royalty report so indicating.

6.2.2All other payments to be made under this Agreement, including payments for the Co-Promotion Territory under the Co-Promotion Agreement, shall be made in accordance with the terms set forth in the applicable Section(s) of the applicable agreement regarding such payments.

6.2.3Elanco agrees to provide to Aratana information reasonably necessary for Aratana to comply with its financial reporting obligations to RaQualia pursuant to the RaQualia License Agreement.

6.3Mode of Payment.  All payments required under this Agreement shall be made in U.S. Dollars, regardless of the country(ies) in which sales are made, via wire transfer of immediately available funds as directed by the other Party from time to time.  With respect to any Net Sales in currencies other than U.S. Dollars, Elanco shall convert such sales to U.S. Dollars using its standard currency conversion process.

6.4Records Retention.  Commencing with the First Commercial Sale of a Product, and for the Term or thereafter if Elanco retains rights to commercialize the Product pursuant to Section 14.7.1, Elanco shall keep complete and accurate records pertaining to the sale of each Product for a period not less than [***] Calendar Years after the year in which such sales occurred, and in sufficient detail to permit Licensor to confirm the accuracy of the amounts paid by Elanco hereunder.

6.5Audits.

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6.5.1During the Term or thereafter if Elanco retains rights to commercialize the Product pursuant to Section 14.7.1, at the request and expense of Licensor, Elanco shall permit an independent, certified public accountant, acceptable to both Parties, at reasonable times and upon reasonable written notice, to examine such records as may be necessary for the sole purpose of verifying the calculation and reporting of Net Sales and the correctness of any royalty or other payment made under this Agreement for any period within the preceding [***].  Each such period may only be audited one time, provided however, Elanco shall provide reasonable cooperation to Licensor’s accountant with respect to any follow-up inquiries pertaining to any particular audit. Prior to any audit, Licensor must submit an audit plan, including audit scope, to Elanco. The execution of each audit requires Elanco’s prior written consent, to be provided within [***] Business Days after Elanco’s receipt thereof, to such audit plan which Elanco must not unreasonably withhold, delay or condition. The independent certified public accountants shall keep confidential any information obtained during such inspection and shall report to the Licensor and Elanco only the amounts of net sales and amounts due and payable.

6.5.2If determined that additional amounts are owed, or that amounts were overpaid, during such period, Elanco will pay the Licensor the additional amounts owed, or the Licensor will pay Elanco the overpaid royalties within [***] days of the date the independent certified public accountants written report is received by the paying party.  In addition, if the underpayment is [***] of the [***] and [***], whichever is [***], of the [***], then [***] for its [***].

6.6Taxes. In the event that Elanco is mandated under the laws of a country to withhold any Tax to any Taxing Authorities in such country in connection with any payment to Licensor, such amount shall be deducted from the payment to be made by Elanco and timely remitted to the proper Taxing Authority, provided, that, Elanco shall promptly notify Licensor so that Licensor may take lawful actions to avoid and minimize such withholding.  Elanco shall reasonably promptly furnish Licensor with copies of any Tax certificate or other documentation evidencing such withholding as necessary to satisfy the requirements of the relevant governmental authority related to any application by Licensor for foreign tax credit for such payment. Elanco agrees to reasonably cooperate with Licensor in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect. In event that pursuant to Section 17.2 Elanco assigns its rights and obligations under this Agreement (i) to an Affiliate or (ii) any acquirer of all or substantially all of its business (or that portion thereof to which this Agreement relates) or in the event of Elanco’s merger, consolidation or involvement in a similar transaction, all payments to Licensor following such assignment shall be made without deduction or withholding for any Taxes.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

7.Grant Of Rights.

7.1Patent License Grant.  Subject to the terms, and on the conditions set forth in this Agreement:

7.1.1Licensor hereby grants to Elanco a co-exclusive license under the Licensor Patents in the Co-Promotion Territory during the term of this Agreement to: (a) use, develop, make, have made, sell, offer to sell, import, export, lease, or otherwise dispose of any Product; (b) use any method or process in manufacturing the Products; (c) use and perform any Licensed Processes in connection with the Products; and (d) to otherwise exploit the Products in the Field of Use. Upon termination of the Co-Promotion Agreement, the license under this Section 7.1.1 shall become an exclusive license.

7.1.2Licensor hereby grants to Elanco an exclusive license (without any reservation of rights by Licensor) under the Licensor Patents in the Elanco Exclusive Territory during the term of this Agreement to: (a) use, develop, make, have made, sell, offer to sell, import, export, lease, or otherwise dispose of any Product; (b) use any method or process in manufacturing the Products; (c) use and perform any Licensed Processes in connection with Products; and (d) to otherwise exploit Product in the Field of Use.

7.2Know-How License Grants.    Subject to the terms, and on the conditions set forth in this Agreement:

7.2.1Licensor hereby grants to Elanco a co-exclusive license in the Co-Promotion Territory under the Licensor Know-How during the term of this Agreement to use the Licensor Know-How for the purposes of development, manufacture, sale, importation, exportation, lease or disposal of any Product or performance of any Licensed Process in connection with Products in the Field of Use. Upon termination of the Co-Promotion Agreement, the license under this Section 7.2.1 shall become an exclusive license.

7.2.2Licensor hereby grants to Elanco an exclusive license (without any reservation of rights by Licensor) in the Elanco Exclusive Territory under the Licensor Know-How during the term of this Agreement to use the Licensor Know-How for the purposes of any development, manufacture, sale, importation, exportation, lease or disposal of any Product or performance of any Licensed Process in connection with Products in the Field of Use.

7.3Sublicensing.

The licenses granted in Sections 7.1 and 7.2 include the right of Elanco to grant sublicenses under the Licensed Technology (a) without the consent of Licensor to (i) to any Affiliate of Elanco,  or (ii) any Third Party clinical research organization that is engaged by Elanco on the Effective Date, or (iii) through one or more tiers to Third Parties performing activities for or on behalf of Elanco in the Elanco Exclusive Territory, and (b) with the prior written consent of Licensor (such

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consent not to be unreasonably withheld, delayed or conditioned) to other Third Parties performing activities for or on behalf of Elanco in the Co-Promotion Territory.  All sublicenses granted to third parties will be pursuant to a written agreement that is in accordance with and not broader than the terms of this Agreement.

7.4Trademarks.  In connection with, and effective as of the date of the [***] to Elanco pursuant to [***], Licensor shall assign to Elanco all Licensor’s rights in and to the Trademarks [***] as defined below (the “Trademark Assignment”).  From the Effective Date, and until the date of the Trademark Assignment, Licensor hereby grants to Elanco a license in the Territory to use the Trademarks [***] in connection with any development, manufacture, sale, importation, exportation, lease or disposal of any Product. The license shall be co-exclusive (with Licensor) in the Co-Promotion Territory and exclusive (without any reservation of rights by Licensor) in the Elanco Exclusive Territory.  During the term of this Agreement, Elanco shall market the Products throughout the Territory under the Galliprant® trademarks listed on Exhibit 7.4 (collectively, the “Trademarks”), [***] will [***] for [***] in [***], until the effective date of the Trademark Assignment. During this time, Licensor will be solely responsible for obtaining and maintaining the Galliprant® trademark, [***], for use on the Products in a given country in the Territory at Licensor’s expense. Following the Trademark Assignment, Elanco will own all right, title and interest in and to the Trademarks [***], and all goodwill from the use of the Trademarks [***] shall vest in and inure to the benefit of Elanco.  Licensor shall take such actions at its own expense as Elanco shall reasonably request to perfect Elanco’s rights in the Trademarks [***] in the country trademark offices, including signing confirmatory assignments.  After the Trademark Assignment, Elanco shall be responsible for renewing the Trademarks [***] at its expense and its sole discretion. In the event of the institution or threatened institution of any suit by a Third Party against Elanco (in the Elanco Exclusive Territory), or against either Party (in the Co-Promotion Territory) for trademark infringement involving the use, manufacture, sale, offer for sale, importation, distribution or marketing of a Product in the Territory, where such infringement claim is a result of the use of the Trademarks [***], Elanco shall have the sole right to defend and control such suit at its own expense and at its sole discretion and shall be responsible for all damages incurred as a result thereof.  Licensor hereby agrees to assist and cooperate with Elanco, at Elanco’s reasonable request and expense, in the defense of any suit related to the use of the Trademarks [***] (including, without limitation, consenting to being named as a nominal party thereto).  During the pendency of such action and thereafter, Elanco shall continue to make all payments due under this Agreement.  If Elanco finally prevails and receives an award from such Third Party as a result of such action (whether by way of judgment, award, decree, settlement or otherwise), such award shall be retained entirely by Elanco.

7.5Trade-dress.  Elanco shall identify on trade-dress for Products in the Territory that the Product is being manufactured by (or on behalf of) Licensor and distributed by Elanco pursuant to a patent and know-how license from Licensor to the extent legally permissible. In the event that Elanco assumes responsibility for manufacturing the Product, Parties will decide on appropriate trade-dress through the CCC and DSC, as appropriate.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

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8.Manufacturing And Supply

8.1Supply of Product.

8.1.1Commencing as of the Effective Date, Licensor shall be responsible for the manufacture and supply of all of Elanco’s reasonable requirements of Product in compliance with GxP, if applicable.

8.1.2Following the Effective Date, the Parties will expeditiously enter into negotiations and execute:

(a)an agreement governing the supply of active product ingredient and/or finished Product by Licensor (through contract manufacturing organizations) to Elanco (“Supply Agreement”), substantially in line with the terms attached hereto in Exhibit 8.1.2(a); and

(b)an agreement that addresses Product Complaints as well as procedures, testing, specifications and quality of raw materials and that sets forth the quality expectations, responsibilities, oversight and requirements relating to the manufacture and supply Products (“Quality Agreement”).

8.1.3Notwithstanding any provisions of the Quality Agreement, following the Effective Date, Elanco shall have the right,  [***], to conduct a  quality audit of the manufacturing process to be used in the supply of the Product to ensure GxP compliance; provided however, that Elanco shall have the right to further audits if corrective actions are necessary based on the original audit to ensure that such corrections have been made or if quality concerns require an audit for causes related thereto, and further provided that the foregoing right to audits shall be subject to Licensor’s agreements with its Third Party manufacturers of Product or components thereof.  If any deficiency is identified by Elanco from the foregoing quality audit, the Parties shall agree to reasonable corrective actions to be implemented prior to the manufacture of the Products.

8.1.4Licensor shall not move or otherwise modify the manufacturing processes without Elanco’s prior consent, not to be unreasonably withheld, unless such moves or modifications are done according to the change control provisions in the Quality Agreement.

8.2Technology Transfer.

8.2.1The Parties acknowledge and agree that [***], Licensor is conducting technology transfer of the Licensor Know-How necessary for the manufacture of the active pharmaceutical ingredient (“API”) of the Product for use in commercialization of Products in the Territory to the [***] Third Party Manufacturer or, subject to Elanco’s prior written consent,

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[***] that the Parties [***] for commercial supply of the Product to Elanco following Technology Transfer Completion (the “Technology Transfer”).

8.2.2At any time during the Term, including prior to Technology Transfer Completion, Elanco has the right to notify Licensor in writing that it wishes to assume responsibility for all or a portion of the manufacturing of Products for commercialization in the Territory (the “Manufacturing Notice”).  In such case, each Party shall cooperate with, and shall use Commercially Reasonable Efforts to complete as promptly as possible following the delivery of the Manufacturing Notice, the transfer from Licensor (or from any existing Third Party supplier of Products under this Agreement or the Supply Agreement) to Elanco (or any contract manufacturing organization designated by Elanco) of the Licensor Know-How necessary for formulation and manufacturing of the Product, including without limitation its active ingredient and any other Product elements, to enable Elanco to manufacture the Product, including without limitation its active ingredient and any other Product elements, either itself or through any contract manufacturing organization designated by Elanco.  The Parties shall discuss, through the MSC, the process and timing to affect such technology transfer, including the wind down or cessation of manufacturing operations at any existing Third Party supplier of Products, and the timeframe in which [***] wishes to assume responsibility for manufacture.  For purposes of clarification, [***] is responsible for all costs and expense with respect to such technology transfer to Elanco, including costs incurred by Licensor and/or the applicable Third Party contract manufacturing organization, except for costs arising with respect to any Technology Transfer required because a Third Party supplier engaged by [***] has failed in any material respect to manufacture or supply API or Product for supply to Elanco as provided in this Agreement or the Supply Agreement,  which costs will instead be borne by [***].

9.Ownership; Patents and Know-How.

9.1Ownership.  Licensor shall retain all right, title and interest in and to the Licensor Technology regardless of Elanco’s preparation and filing of any Registration applications, subject to the license granted to Elanco pursuant to Sections  7.1 and 7.2.

9.2Improvements.

9.2.1All right, title and interest in and to any Improvements shall be owned as follows:

(a)if a Licensor Sole Improvement shall be owned solely by Licensor;

(b)if an Elanco Sole Improvement shall be owned solely by Elanco; and

(c)if made by employees or contractors of both Parties shall be owned jointly by the Parties (“Joint Improvements”).  Each Party shall have the right to exploit any Joint

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Improvements, to the extent it can do so without infringing on the other Party’s other intellectual property rights, without compensation, liability or other obligation (including, without limitation, accounting obligations) to the other Party.  Each Party grants to the other Party a [***] license under its interest in Joint Improvements, and intellectual property rights therein, to effect the intent of the foregoing.

9.2.2Elanco shall automatically receive a license to all Licensor Sole Improvements and Licensor’s interest in Joint Improvements under Section 9.2.1 pursuant to the licenses granted in Sections 7.1 and 7.2 of this Agreement.

9.2.3Elanco grants to Licensor a co-exclusive license to all Elanco Sole  Improvements and Elanco’s interest in the Joint Improvements under 9.2.1 in the Co-Promotion Territory during the term of this Agreement to: (a) use, develop, make, have made, sell, offer to sell, import, export, lease, or otherwise dispose of any Product; (b) use any method or process in manufacturing the Products; (c) use and perform any Licensed Processes in connection with the Products; and (d) to otherwise exploit the Products in the Field of Use. Upon termination of the Co-Promotion Agreement, the license under this Section 9.2.3 shall terminate.

9.3Patent Notification, Prosecution, Maintenance and Extension.

9.3.1Licensor shall provide a complete listing of all Licensor Patents existing as of the Effective Date in Exhibit 9.3.1, including application number, patent number, expiration date, assignee and filing date.  Within thirty (30) calendar days of a Licensor Patent issuing, Licensor shall provide notice to Elanco including the date of issuance and a copy of the issued claims.  No more than once a year, at Elanco’s request, Licensor shall provide Elanco an updated Exhibit 9.3.1.

9.3.2Subject to the terms of the RaQualia License Agreement, [***] shall have full responsibility for, and shall control, and bear all costs of, the preparation, prosecution and maintenance of the Licensor Patents existing as of the Effective Date, in [***] discretion. Notwithstanding the previous sentence, [***] shall take no action that would be reasonably likely to cause a RaQualia Patent Right to lapse, to be abandoned or cancelled, or to be held or declared invalid or unenforceable, unless Parties mutually agree in writing that such action is reasonably necessary to optimize overall patent protection on the claimed inventions, which agreement must not be unreasonably withheld, conditioned or delayed. With the exception of such Licensor Patents, each Party shall have full responsibility for, and shall control the preparation, prosecution and maintenance of, all Patent Rights owned solely by such Party claiming Improvements throughout the Territory. For clarity, Licensor shall in its sole discretion, determine whether or not to proceed with the preparation and prosecution of a patent application directed to any Licensor Sole Improvement (subject to Section 9.3.4), and Elanco shall determine whether or not to proceed with the preparation and prosecution of a patent application direct to any Elanco Sole Improvement. Notwithstanding the foregoing, (a) Licensor

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agrees to provide Elanco a copy of any patent application claiming or Covering a Licensor Sole Improvement, and (b) Elanco agrees to provide Licensor a copy of any patent application claiming or Covering an Elanco Sole Improvement, in each case of (a) and (b) for review and comment by the other Party at least [***] days in advance of filing such patent application, and the filing Party shall also provide the other Party with reasonable prior notice of all material prosecution matters related thereto within a reasonable time prior to submission of the same to the relevant patent authority. Except as provided by Sections 9.3.4 and 9.3.5, the Parties shall bear their own costs of such activities for such Patent Rights.

9.3.3Each Party agrees to promptly provide to the other Party with a complete written disclosure of any Improvement made by such Party.

9.3.4Notwithstanding Section 9.3.2, upon written notice by Elanco to Licensor that a patent application should be filed for a Licensor Sole Improvement in a particular country in which Elanco intends to commercialize the Product; Licensor shall promptly file patent applications for any such Licensor Sole Improvement in such country. The costs and expenses of such filings shall be borne by Elanco.

9.3.5Licensor and Elanco shall together determine whether or not to proceed with the preparation and prosecution of a patent application directed to any Joint Improvements.  All costs and expenses of preparing, filing, prosecuting and maintaining patent applications and patents relating to Joint Improvements shall be borne by Elanco.

9.3.6Each Party agrees to cooperate with the other Party to execute all lawful papers and instruments, to make all rightful oaths and declarations, and to provide consultation and assistance as may be reasonably necessary in the preparation, prosecution, maintenance and enforcement of the Patent Rights directed to Improvements.

9.3.7Licensor, at Elanco’s reasonable request, and subject to the terms of the RaQualia License Agreement, shall cooperate on the selection of Licensor Patents, if any, for term extension and in the filing of any term extensions, supplementary protection certificates or equivalents thereof offering patent protection beyond the initial term of such Licensor Patents.

9.3.8Licensor, at Elanco’s reasonable request, shall cooperate on the selection of Licensor Patents, if any, submitted for inclusion in the FDA Approved Animal Drug Products (Green Book) or any comparable listing under applicable laws in any country in the Territory.

9.4Patent and Trademark Rights Enforcement.

9.4.1If either Party learns of an infringement, unauthorized use, misappropriation or ownership claim or threatened infringement or other such activity by a Third Party of the Licensor Technology, Improvements or Patent Rights directed to Improvements with respect to the Product within the Territory (an “Infringement”), such Party

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shall promptly notify the other Party in writing and shall promptly provide such other Party with available evidence of such Infringement.

9.4.2Licensor shall have the first right, but not the duty, to institute, prosecute, and control any action or proceeding with respect to an Infringement based on any Licensor Technology in the Territory.  If Licensor (or its designee) does not take action to secure actual cessation of such infringement (except by granting said Third Party a license) or institute an infringement proceeding against an offending Third Party within one hundred eighty (180) calendar days after a receipt of evidence of the Infringement, Elanco shall have the right, but not the duty, to institute, prosecute, and control any action or proceeding with respect to such Infringement.  The costs and expenses of any such action (including fees of attorneys and other professionals) shall be borne by the Party instituting the action, or, if the Parties elect to cooperate in instituting and maintaining such action, such costs and expenses shall be borne by the Parties in such proportions as they may agree in writing. In the event that Elanco bears costs under aforementioned sentence, Elanco may offset such costs from payments owed by Elanco under Sections 5.2 and 5.3 (subject to Section 5.7). Each Party shall execute all necessary and proper documents, take such actions as shall be appropriate to allow the enforcing Party to institute, prosecute, and control such Infringement actions and shall otherwise cooperate in the institution and prosecution of such actions (including, without limitation, consenting to being named as a nominal party thereto), at the enforcing Party’s expense.  Any award, damages or other monetary awards recovered (whether by way of settlement or otherwise) shall be applied first to reimburse both Parties for all costs and expenses incurred by the Parties with respect to such action on a pro rata basis and, if after such reimbursement any funds remain from such award, they shall be [***], to the extent such [***], and then as follows: (A) if [***] and [***] such [***],[***] shall [***] such [***]; (B) if [***] and [***] such [***], [***] shall [***] such [***], but shall [***], as if such [***] within [***]; or (C) if [***] have [***] and [***] such [***], [***] shall [***] such [***] as they have agreed to [***] and [***] such [***].

9.4.3The rights of enforcement set forth in this Section 9.4 shall be subject to the RaQualia Agreement with respect to the RaQualia Patents and the RaQualia Know-how.

9.5Infringement Action by Third Parties.  In the event of the institution or threatened institution of any suit by a Third Party against Elanco for infringement or misappropriation involving the use, manufacture, sale, offer for sale, importation, distribution or marketing of a Product in the Territory, where such infringement claim is a direct result of the manufacture, use or sale of the composition of matter of the API or the use of a Product to treat osteoarthritis in dogs (an “Licensor-Responsible Claim”), Elanco shall promptly notify Licensor in writing of such suit.  Licensor shall defend such Licensor-Responsible Claim at its own expense and shall be responsible for all damages incurred as a result thereof.  Elanco hereby agrees to assist and cooperate with Licensor, at Licensor’s reasonable request and expense, in the defense of any such Licensor-Responsible Claim (including, without limitation, consenting to being named as a nominal party thereto).  During the pendency of such action for a Licensor-Responsible Claim and thereafter,

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Elanco shall continue to make all payments due under this Agreement.  If Licensor finally prevails and receives an award from such Third Party as a result of such action (whether by way of judgment, award, decree, settlement or otherwise), such award shall be retained by Licensor. Elanco agrees, in connection with any such defense proceeding by Licensor, to use Commercially Reasonable Efforts to cooperate to minimize any damages incurred in connection with any such infringement claim. In the event of the institution or threatened institution of any suit by a Third Party against Elanco for infringement or misappropriation involving the use, manufacture, sale, offer for sale, importation, distribution or marketing of a Product in the Territory, where such infringement claim is not an Licensor-Responsible Claim (an “Other Claim”), Elanco shall promptly notify Licensor in writing of such Other Claim.  Elanco shall defend such Other Claim at its own expense and shall be responsible for all damages incurred as a result thereof.  Licensor hereby agrees to assist and cooperate with Elanco, at Elanco’s reasonable request and expense, in the defense of any such Other Claim (including, without limitation, consenting to being named as a nominal party thereto).  During the pendency of such action for an Other Claim and thereafter, Elanco shall continue to make all payments due under this Agreement.  If Elanco finally prevails and receives an award from such Third Party as a result of such Other Claim (whether by way of judgment, award, decree, settlement or otherwise), Elanco shall be entitled to retain such remaining funds, but shall pay Licensor a royalty, as if such remaining funds constituted Net Sales made within the month the funds are received.

10.Regulatory Matters.

10.1Regulatory Filings and Approvals.

(a)[***] shall be responsible, at its own expense, for preparing, filing and maintaining all required Registrations [***].  [***] shall be responsible, at its own expense, for preparing, filing and maintaining [***].

(b)Licensor will provide Elanco in a timely manner with all information and assistance required by Elanco in order to obtain and maintain such all required Registrations outside the U.S. and the EU and to otherwise interact with Regulatory Authorities.

(c)Upon written notice by Elanco that it [***], the Parties shall cooperate to complete as promptly as possible the [***].  Following the [***], [***] shall be [***], at its expense, for [***].  Notwithstanding the foregoing, [***] shall request the [***], and shall have [***] for [***] for Product (i) in the U.S., within [***] days following [***] or as soon as reasonably practicable thereafter, and (ii) in the EU, within [***] days following [***] for Product in the EU within [***] days following [***], or as soon as reasonably practicable thereafter.

10.2Product Withdrawals and Recalls.  In the event that any Regulatory Authority threatens or initiates any action to remove any Product from the market in any country in the Territory, and in the event that a Party is notified of a material Product Complaint, the Party who

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receives the notice shall notify the other Party of such event within [***] after becoming aware of the action, threat, or requirement (as applicable).  Licensor shall consult with Elanco  prior to initiating a recall or withdrawal of Product in any country or regulatory jurisdiction in the Territory; provided, however, that the final decision as to whether to recall or withdraw a Product shall be made (i) by Licensor for the U.S. and the EU prior to the applicable [***] for Product in such countries, and (ii) by Elanco (A) at any time after the Effective Date for all countries other than the U.S. and the EU, and (B) for the U.S. and the EU, following the [***] for such Product in the applicable country(ies).  Following the [***] in the U.S. and the EU, and at all times for all other countries in the Territory, Elanco shall be responsible, at its sole expense, for conducting any recalls or taking such other necessary remedial action with respect to Product, without prejudice to any indemnification rights or other recourse that Elanco might have against Licensor under the Supply Agreement or any other ancillary agreements. Product Complaints, Product withdrawals and recalls shall further be dealt with in accordance with the Quality Agreement.

10.3Adverse Event Reporting.  Representatives of each Party will begin meeting as soon as possible but no later than [***] calendar days after the Effective Date of this Agreement and will work in good faith together to negotiate and enter into the Pharmacovigilance Agreement within [***] calendar days which shall, among other things, provide for appropriate reporting of any Adverse Events.

11.Representations And Warranties.

11.1Representations and Warranties of Both Parties.  Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:

11.1.1such Party: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated; (b) has the corporate power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of such Party and would not materially adversely affect such Party’s ability to perform its obligations under this Agreement;

11.1.2such Party: (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.  The Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of

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creditors’ rights generally and subject to the general principles of equity (regardless of whether enforcement is sought in a court of law or equity);

11.1.3such Party has obtained all necessary consents, approvals and authorizations of all governmental authorities and Third Parties required to be obtained by such Party in connection with this Agreement, other than any approvals required of applicable Regulatory Authorities as may be required under this Agreement from time to time; and

11.1.4the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder: (a) do not, to such Party’s knowledge, conflict with or violate any requirement of any Applicable Law; and (b) do not conflict with, or constitute a default under, any contractual obligation of such Party.

11.2Representations, Warranties and Covenants of Licensor.  Licensor represents, warrants and covenants to Elanco, as of the Effective Date, and except as otherwise specified, at all times during the Term, that:

11.2.1[***], the manufacture, use or sale of Product as contemplated by this Agreement will not constitute an infringement, unauthorized use or misappropriation claim or threatened infringement of any issued Patent Right or other intellectual property right of any Third Party, and Licensor has no knowledge of any Third Party who conceived of an invention claimed by a Licensor Patent existing as of the Effective Date who is not listed as an inventor on such Licensor Patent;

11.2.2Licensor shall use Commercially Reasonable Efforts to manufacture or have manufactured the Product in accordance with the terms and conditions of this Agreement, the Supply Agreement and the Quality Agreement and any ancillary agreements that Parties may execute with respect to the manufacture and supply of Product, and will manufacture and supply, or have manufactured and have supplied to Elanco, Product pursuant to such agreements that conforms to the specifications therefor as mutually agreed upon in writing by the Parties, GxP and all Applicable Laws that are specified in such agreements.

11.2.3as of the Effective Date there is no pending litigation that alleges, and no officer of Licensor has received any notice threatening such litigation, that Licensor’s activities relating to the Product violate or would violate any intellectual property rights of any Third Party;

11.2.4[***], except pursuant to the RaQualia License Agreement, no person or entity other than Licensor has any rights to or interest in the Licensor Technology or the Trademarks that would conflict with the rights granted to Elanco under this Agreement in any material respect, and such Licensor Technology and Trademarks are free and clear of all encumbrances, security interests, options and licenses, other than the RaQualia License Agreement;

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11.2.5as of the Effective Date, Licensor has not given any notice to any Third Party asserting infringement by such Third Party of any of the Licensor Technology or the Trademarks and, to Licensor’s knowledge, there is no unauthorized use, infringement or misappropriation of the Licensor Technology or the Trademarks;

11.2.6 Licensor has not executed or entered into any agreement with or granted to any Third Party, directly or indirectly, any rights that would conflict with the rights granted to Elanco under this Agreement in any material respect;

11.2.7[***]: all information in its possession or control regarding the Product that has been provided to Elanco is accurate and complete in all material respects;

11.2.8as of the Effective Date, Exhibit 9.3.1 is an accurate and complete listing of all Licensor Patents and Exhibit 7.4 is an accurate and complete listing of all Trademarks;

11.2.9 [***], Licensor is not aware of any inventors of any Licensor Patent Rights other than those listed as inventors on applications filed for such Licensor Patent Rights;

11.2.10[***],  Licensor has taken reasonable steps to protect the confidentiality of Licensor Know-How; and

11.2.11as of the Effective Date, and during the Term, Licensor will not terminate the [***] or take any action, or fail to take any action that would be reasonably likely to cause [***], unless [***] right is predominantly based on a wrongful action or omission by [***] or an action by [***] that, if it had been performed or failed to be performed by Aratana, would constitute a [***] (an “[***]”). In the event Licensor receives notice from [***] alleging [***] of the [***] which Licensor believes may be predominantly based on [***], Licensor shall provide Elanco with written notice of such alleged [***] within [***] business days of receipt. The Parties shall cooperate in good faith during the cure period under the [***] to cure such alleged [***]. Licensor shall not be deemed to be in [***] of this Section 11.2.11 if (i) the [***] cannot be cured within the cure period and is an Elanco Activity, or (ii) the [***] could be cured and is [***], however, Elanco has not cooperated good faith with Licensor to cure such alleged [***].

11.3Representations, Warranties and Covenants of Elanco.  Elanco represents, warrants and covenants to Licensor, as of the Effective Date, and except as otherwise specified, at all times during the Term, that Elanco shall perform those activities assigned to it under the Development Program in compliance with GxP, in each case as applicable under the laws and regulations of the country where such activities are conducted, and will conduct such activities in accordance with Article 3.

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11.4Disclaimers.

11.4.1EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 11, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND EACH PARTY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE OR USE, OR NON-INFRINGEMENT.

11.4.2NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTHING IN THIS SECTION IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY WITH RESPECT TO CLAIMS BY THIRD PARTIES AGAINST A PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES.

12.Publication; Confidentiality.

12.1Notification and Review.

12.1.1Both Parties recognize that each may wish to publish the results of their work relating to the subject matter of this Agreement.  However, both Parties also recognize the importance of acquiring patent protection.  Consequently, any proposed scientific publication, by either Party (including its Affiliates and/or sublicensees), that includes information related to the Product, shall comply with this Section 12.1.  At least [***] calendar days before a manuscript is to be submitted to a publisher, the publishing Party shall provide the DSC with a copy of the manuscript.  If the publishing Party wishes to make an oral presentation or publish any abstract, it shall provide the DSC with a summary of such presentation or abstract, as the case may be, at least [***] business days before such oral presentation or before such abstract is to be submitted.  Any oral presentation, including any question period, shall not include any Confidential Information of the non-publishing Party unless the non-publishing Party otherwise agrees in writing in advance of such oral presentation.  Notwithstanding the foregoing, Elanco may publish clinical trial information on Elanco’s online database. For the avoidance of doubt, this Section 12.1.1 does not apply to promotional material which Elanco may develop and make available in accordance with its internal policies.  For clarity, any publication relating to the Product submitted by Licensor prior to the Effective Date shall not be subject to the provisions of this Section 12.

12.1.2The non-publishing Party shall notify the publishing Party in writing within [***] calendar days of receipt of the proposed publication if such Party, in good faith, determines that patentable subject matter of the non-publishing Party is or may be disclosed, or if the non-publishing Party in good faith, believes Confidential Information (as defined in

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Section 12.2) is or may be disclosed.  In the event the non-publishing Party, in its reasonable discretion, determines that patent applications should be filed, the publishing Party shall delay its publication or presentation for a period not to exceed [***] calendar days from the non-publishing’s receipt of the proposed publication or presentation to allow time for the filing of patent applications directed to such subject matter.  In the event that the delay needed to complete the filing of any necessary patent application will exceed the [***]-calendar-day period, the Parties will discuss in good faith (which may be through the DSC) the need for obtaining an extension of the publication delay beyond the [***]-calendar-day period.  If the non-publishing Party determines in good faith that its Confidential Information is or may be disclosed, the Parties will promptly discuss and agree upon mutually acceptable modifications to the proposed publication or presentation to avoid such disclosure.

12.1.3Except as expressly provided in this Article 12, each Party agrees not to make any publication, public announcement or disclosure of the terms of this Agreement, without first obtaining the written approval of the other Party and agreement upon the nature and text of such public announcement or disclosure, which approval shall not be unreasonably withheld or delayed.  Notwithstanding the foregoing, the Parties shall agree upon a press release to announce the execution of this Agreement, together with a corresponding question and answer script for use in responding to inquiries about the Agreement and Licensor and Elanco may each disclose to Third Parties the information contained in such press release and question and answer script without the need for further approval by the other.  Unless otherwise agreed by the Parties, there shall be no public disclosure of the financial terms of this Agreement, except as may be required by law. Parties agree to publish an announcement of the Transaction on the first Business Day following the Effective Date, substantially in the form as attached hereto in Exhibit 12.1.3.

12.1.4Each Party agrees that it shall reasonably cooperate with the other Party, at such other Party’s request with respect to all disclosures regarding this Agreement and any documents ancillary hereto required under applicable laws and regulations to the United States Securities and Exchange Commission and any other comparable governmental or regulatory agencies.

12.2Confidentiality; Exceptions.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the longer of: (a) during the Term and for [***] years thereafter; or (b) [***] years from Effective Date; a receiving Party shall keep, and shall ensure that its Affiliates, and their officers, directors, employees and agents, keep, completely confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as set forth in this Agreement: (i) any information furnished to it by the disclosing Party; or (ii) developed under or in connection with this Agreement by either Party; except in each of subclause (i) and (ii) to the extent that it can be established by the receiving Party by competent written proof that such information: (A) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the disclosing Party;

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(B) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; (C) became generally available to the public or was otherwise part of the public domain after its disclosure hereunder and other than through any act or omission of the receiving Party in breach of this Agreement; or (D) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others (all such information to which none of the foregoing exceptions applies, “Confidential Information”).

12.3Exceptions to Obligation.  The restrictions contained in Section 12.2 shall not apply to Confidential Information that: (a) is submitted by a receiving Party to governmental authorities including, for the avoidance of doubt, any Regulatory Authorities, to facilitate the issuance of Registrations for the Product, provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information; (b) is provided by the receiving Party under confidentiality agreements having provisions at least as stringent as those in this Agreement, (i) to Third Parties for development (including clinical trials), manufacturing development, manufacturing, external testing, marketing trials and commercialization activities and/or (ii) to Third Parties who are sublicensees or other development/marketing partners hereunder with respect to any of the subject matter of this Agreement; (c) is otherwise required to be disclosed in compliance with applicable laws or regulations (including, without limitation and for the avoidance of doubt, the requirements of the U.S. Securities and Exchange Commission, Taxing Authorities and Nasdaq or any other stock exchange on which securities issued by a Party are traded) or order by a court or other regulatory body having competent jurisdiction; provided,  that, if a Party is required to make any such disclosure of the other Party’s Confidential Information such Party will give reasonable advance written notice to the disclosing Party of such disclosure requirement, unless the disclosure is in connection with any document filed with or furnished to the SEC or unless disclosure of the terms of this Agreement is requested by a Taxing Authorities during conduct of tax examinations of either Party, and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; or (d) was developed by the receiving Party independent of any disclosure received under this Agreement. In addition, the restrictions contained in Section 12.2 shall not apply to Licensor or Elanco to the extent the Confidential Information relates to any patent application related to: (A) any Licensor Technology solely owned by Licensor; or (B) any technology solely owned by Elanco, as the case may be.

12.4Limitations on Use.  Each Party shall use any Confidential Information obtained by such Party from the other Party, its Affiliates, or its sublicensees, pursuant to this Agreement or otherwise, solely in connection with the activities or transactions contemplated hereby or expressly permitted hereunder.

12.5Remedies.  Each Party shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the other Party from any violation or threatened violation of this Article 12.

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13.Indemnification; Insurance.

13.1By Elanco.  Elanco shall indemnify, defend and hold harmless Licensor and its Affiliates, and their respective directors, officers, employees and agents, from and against any and all liabilities, damages, losses, costs and expenses (including the reasonable fees of attorneys and other professionals) for claims of any Third Party arising out of or resulting from:

13.1.1negligence or wrongful intentional acts or omissions of Elanco, Sublicensees and their respective directors, officers, employees and agents, in connection with the activities contemplated under this Agreement; or

13.1.2the [***] (after Elanco has assumed responsibility for [***] and subject to any specific indemnification provisions in the [***] between the Parties to the contrary), [***] of Product by or on behalf of Elanco or its Affiliates or Sublicensees, but only to the extent not due to the negligence or wrongful intentional acts or omissions of Licensor or its Affiliates, and their respective directors, officers, employees and agents; or

13.1.3any breach of any obligation, covenant, representation or warranty made by Elanco pursuant to Sections 11.1 or 11.3.

13.2By Licensor: Licensor shall indemnify, defend and hold harmless Elanco and its respective directors, officers, employees and agents, from and against any and all liabilities, damages, losses, costs and expenses (including the reasonable fees of attorneys and other professionals) for claims of any Third Party arising out of or resulting from:

13.2.1negligence or wrongful intentional acts or omissions of Licensor or its Affiliates, and their respective directors, officers, employees and agents, in connection with the activities contemplated under this Agreement; or

13.2.2any breach of any representation or warranty made by Licensor pursuant to Sections 11.1 or 11.2 or under the [***] or the [***].

13.3Notice.  In the event that any person (an “Indemnitee”) entitled to indemnification under Section 13.1 or 13.2 is seeking such indemnification, as a condition of receiving such indemnification, such Indemnitee shall inform the indemnifying Party of the claim as soon as reasonably practicable after such Indemnitee receives notice of such claim, shall permit the indemnifying Party to assume direction and control of the defense of the claim (including the sole right to settle it at the sole discretion of the indemnifying Party, provided that such settlement does not impose any obligation on the Indemnitee or the other Party) and shall cooperate as requested (at the expense of the indemnifying Party) in the defense of the claim.

13.4Complete Indemnification.  As the Parties intend complete indemnification, all costs and expenses, including without limitation,  reasonable legal fees and expenses, actually

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incurred by an Indemnitee in connection with enforcement of Sections 13.1 and 13.2 shall also be reimbursed by the indemnifying Party.

13.5Insurance.  Each Party shall maintain, and shall require its Affiliates and sublicensees hereunder to maintain, a general liability and product liability insurance program on terms customary in the animal health industry for products similar to Products covering all activities and obligations of it, and, as the case may be, its Affiliates, hereunder, or other programs with comparable coverage, up to and beyond the expiration or termination of this Agreement during (i) the period that any Product is being commercially distributed or sold by a Party, its Affiliates or Sublicensees, and (ii) a commercially reasonable period thereafter.

14.Term; Termination.

14.1Term.  This Agreement shall become effective as of the Effective Date and, unless earlier terminated pursuant to any other provisions of this Section 14, shall expire upon the last to expire Royalty Term for all Products in all countries under Section 5.4 (the “Term”).

14.2Voluntary Termination.  Elanco may terminate this Agreement at any time by giving Licensor ninety (90) calendar days’ written notice of its intention to terminate.

14.3Termination for Cause.

14.3.1Either Party (the “Non-breaching Party”) may terminate this Agreement, without prejudice to any other remedies available to it at law or in equity, in the event the other Party (the “Breaching Party”) shall have materially breached or defaulted in the performance of any of its material obligations hereunder and such breach or default shall have continued for [***] calendar days after written notice thereof was provided to the Breaching Party by the Non-breaching Party (or, if such breach or default cannot be cured within such [***]- calendar day period, if the Breaching Party does not commence and diligently continue actions to cure such breach or default during such [***] calendar days).

14.3.2Any such termination under this Section 14.3 shall become effective at the end of such [***]-calendar-day period unless the Breaching Party has cured any such noticed breach(es) or default(s) prior to the expiration of such [***]-calendar-day period, provided that if such breach(es) or default(s) cannot be cured within such [***]-calendar-day period, if the Breaching Party has commenced and diligently continued actions to cure such breach(es) or default(s), the Breaching Party shall have an additional [***] days in which to cure such breach.  The right of either Party to terminate this Agreement as provided in this Section 14.3 shall not be affected in any way by its waiver or failure to take action with respect to any previous breach or default.

14.4Termination for Bankruptcy.  Either Party shall have the right to terminate this Agreement upon (i) a proceeding in bankruptcy in relation to the other Party that is not dismissed

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

within ninety (90) calendar days, (ii) insolvency of the other Party, (iii) dissolution of the other Party, or (iv) winding up of the other Party.

14.5Termination for Patent Challenge Licensor shall have the right to terminate this Agreement upon written notice if Elanco or any Affiliate challenges the validity, scope or enforceability of or otherwise opposes any Patent Right included in the Licensor Technology that is licensed to Elanco under this Agreement (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order).  If a sublicensee of Elanco challenges the validity, scope or enforceability of or otherwise opposes any Patent Right included in the Licensor Technology under which such sublicensee is sublicensed, then Elanco shall, upon written notice from Licensor, terminate such sublicense.

14.6Effect of Termination.

14.6.1Effect of Voluntary Termination and Termination for Elanco’s Breach. In the event of termination of this Agreement by Elanco pursuant to Section 14.2 and in the event of termination of this Agreement by Licensor pursuant to Sections 14.3, 14.4 or 14.5, and on the effective date of termination of this Agreement (the “Termination Date”):

(a)all licenses granted by Licensor to Elanco under this Agreement will terminate, all rights of Elanco under the Licensor Technology shall revert to Licensor, and Elanco and its Affiliates and sublicensees shall cease all use of the Licensor Technology and any Licensor Confidential Information.  Following the effective date of such termination, all Products shall thereafter be deemed “Licensor Reversion Products”.

(b)Elanco will, as soon as reasonably practicable following the Termination Date promptly transfer and assign to Licensor all Registrations, Trademarks and Alternate Trademarks in the Territory, including promptly submitting any necessary notices to Regulatory Authorities to effect such assignments. If applicable laws prevent or delay the transfer of ownership of any such Registration, Trademarks and Alternate Trademarks to Licensor, Elanco will grant, and does hereby grant, to Licensor an exclusive and irrevocable right of access and reference to such Registration, Trademark and Alternate Trademarks, as the case may be, for purposes of developing and commercializing the Product in the Territory, and will reasonably cooperate to make the benefits of such Registration, Trademark and Alternate Trademarks, as the case may be, available to Licensor or its designee(s).

(c)If Elanco has any inventory of Licensor Reversion Products remaining as of the Termination Date, Elanco [***] such Licensor Reversion Products [***] of such Licensor Reversion Products (but Licensor shall be under no [***] such Licensor Reversion Products unless it agrees to do so in writing at such time).  If Licensor does not elect [***] such Licensor Reversion Products within [***] days following the Termination Date, Elanco shall have

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

the right to [***] such Licensor Reversion Products as if [***], provided that such [***] months following the Termination Date.

(d)Elanco shall grant, and hereby grants to Licensor, as of the effective date of such termination, a [***] license under any Patent Rights and Know-How Controlled by Elanco as of the Termination Date that Cover or claim any Improvement solely or jointly owned by Elanco, to the extent necessary to make, have made, use, sell, offer for sale and sell Licensor Reversion Products as such Licensor Reversion Products exist as of the Termination Date.

(e)All sublicenses granted prior to the Termination Date will remain in place provided that the sublicensees are in compliance with the terms and conditions of the sublicense agreements and such sublicense agreement does not impose upon Licensor obligations more extensive than those provided in this Agreement.  Any such sublicensee shall be required to enter into a direct agreement with Licensor within [***] days after termination of this Agreement.

(f)Neither Party shall be relieved of any obligation that accrued prior to the Termination Date.  For clarity, all amounts due or payable to Licensor that were accrued prior to the effective date of termination shall remain due and payable; but (except as otherwise expressly provided herein) no additional amounts shall be payable based on events occurring after the Termination Date.

(g)Licensor shall have the right to retain all amounts previously paid to Licensor by Elanco.

14.7Effect of Termination for Licensor Breach.  In the event of termination of this Agreement by Elanco pursuant to Section 14.3, if Elanco elects in writing to retain its licenses by written notice to Licensor within [***] days after the effective date of such termination, then:

(a)the licenses with respect to Licensor Technology granted to Elanco under Sections 7.1 and 7.2 shall remain in effect and shall be [***];

(b)Licensor shall transfer to Elanco any physical or electronic embodiments of the Licensor Technology Controlled by Licensor that are necessary to enable Elanco to practice the licenses it retains as set forth in this Section 14.7;

(c)Licensor shall [***] to Elanco on or as soon as possible after the Termination Date, or if such [***] is not [***], shall exercise its rights and perform its obligations under the [***] to enable Elanco to have the benefit thereof in connection with Products pursuant to the licenses under Sections 7.1 and 7.2, provided that in the latter case, Elanco shall, from the date on which this Agreement terminates, be responsible for all payments that become [***] pursuant to the [***];

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

(d)If the [***] is [***] to Elanco, Elanco shall pay to [***] incurred after the date of such [***].  If the [***] is not [***] to by [***], Elanco shall make payments to Licensor, and Licensor shall [***], the amount necessary to satisfy the [***] under the [***].  Upon expiration of the [***], or if for other reasons no further [***] are payable to [***] under the [***], then Elanco shall not be obligated to make any further payments under this Section 14.7.1 (d);

(e)Elanco shall pay Licensor [***] percent ([***]%) of the amounts payable under Article 5 of this Agreement during the remaining Royalty Term; provided that the royalties payable to Licensor under this Section 14.7.1(e) shall be reduced to [***]U.S. Dollars) until such reduction in royalty payments is equal to [***] percent ([***]%) of the [***] to have been [***] as a result of [***] resulting in [***]. For the avoidance of doubt, [***] applies to the [***] for purposes of this Section 14.7.1 (e).

(f)Nothing in this Section 14.7 shall be deemed to limit any other remedy to which either Party may be entitled by Applicable Law, except that in the event that Elanco exercises its right under Section 14.7.1(e) to reduce royalty payments to recover damages in which case Elanco would not be entitled to additionally seek damages resulting from Licensor’s breach of this Agreement under Applicable Law.

(g)The Parties’ rights and obligations under Sections 5.4, 5.5, 5.6, 5.7, 6.2, 6.3, 6.4, 6.5, 6.6, 10.1 and 10.2 and Articles 7 and 8 shall survive such termination.

(h)Licensor shall have the right to retain all amounts previously paid to Licensor by Elanco. If Elanco does not, after a termination for material breach of Licensor, elect in writing to retain its licenses by written notice to Licensor within [***] days after the effective date of such termination, then all rights granted to Elanco pursuant to this Agreement will revert to Licensor.

14.8Effect of Expiration.

In the event of expiration of the Term as referred to in Section 14.1,

14.8.1all amounts due or payable to Licensor that were accrued, or that arise out of acts or events occurring, prior to the effective date of expiration shall remain due and payable; but (except as otherwise expressly provided herein) no additional amounts shall be payable;

14.8.2Licensor shall have the right to retain all amounts previously paid to Licensor by Elanco; and

14.8.3the licenses with respect to Licensor Technology granted to Elanco under Sections 7.1 and 7.2 shall remain in effect and shall be [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

14.9Accrued Rights; Surviving Obligations.

14.9.1Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration including, without limitation, any payment obligations under Article 5 and any and all damages arising from any breach hereunder.

14.9.2In addition to the provisions of this Agreement which expressly survive as set forth elsewhere in this Agreement, all of the Parties’ rights and obligations under, and/or the provisions contained in, Sections 6.4, 6.5, 6.6, 10.3, 11.4.2, 12.2, 12.3, 12.4, 12.5, 14.6, 14.7, 14.8, 14.9 and 14.10 and Articles 9, 13, 16 and 17 shall survive the expiration, termination,  or relinquishment of this Agreement.

14.10Section 365(n) of the Bankruptcy Code.  All rights and licenses granted under or pursuant to any Section of this Agreement are and shall otherwise be deemed to be for purposes of Section 365(n) of Title 11, of the United States Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined in Section 101(56) of the Bankruptcy Code.  The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code.  Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

15.Force Majeure.

Any delay in the performance of any of the duties or obligations of either Party hereto (except the payment of money due hereunder) shall not be considered a breach of this Agreement, and the time required for performance shall be extended for a period equal to the period of such delay, if such delay has been caused by or is the result of acts of God; acts of public enemy; insurrections; riots; injunctions; embargoes; labor disputes, including strikes, lockouts, job actions, or boycotts; fires; explosions; earthquakes; floods; shortages of energy; governmental prohibition or restriction; or other unforeseeable causes beyond the reasonable control and without the fault or negligence of the Party so affected.  The Party so affected shall give prompt notice to the other Party of such cause, and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as reasonably possible.

16.Compliance with Laws and Regulations

16.1Compliance with this Agreement

Each of the Parties shall, and shall cause their respective Affiliates to, comply in all material respects with the terms of this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

16.2Compliance with Applicable Laws.  The Parties have complied and will comply with all Applicable Laws, regulations and industry codes dealing with the subject matter of this Agreement including, without limitation, conflicts of interest, corruption or bribery, including, if applicable, the U.S. Foreign Corrupt Practices Act of 1977, as amended, and any laws enacted to implement the Organization of Economic Cooperation and Development (“OECD”) Convention on Combating Bribery of Foreign Officials in International Business Transactions.

16.3Compliance with Party Specific Regulations.  The Parties agree to cooperate with each other as may reasonably be required to ensure that each is able to fully meet its obligations with respect to the Party Specific Regulations applicable to it. Neither Party shall be obligated to pursue any course of conduct that would result in such Party being in material breach of any Party Specific Regulation applicable to it.  All Party Specific Regulations are binding only in accordance with their terms and only upon the Party to which they relate.

16.4Compliance with Internal Compliance Codes. All Internal Compliance Codes shall apply only to the Party to which they relate.  The Parties agree to cooperate with each other to insure that each Party is able to comply with the substance of its respective Internal Compliance Codes and, to the extent practicable, to operate in a manner consist with its usual Compliance related processes.

16.5Compliance Agreement. From time to time, the Parties shall discuss activities necessary to insure Compliance.  If either Party requests, the Parties will negotiate in good faith and execute a written Compliance Agreement that will set forth and define the compliance policies, standards, and procedures the Parties will adhere to when conducting activities under this Agreement.   The Compliance Agreement may also include provisions relating to interactions between the respective compliance organizations of the Parties, sharing of  Compliance related information, execution of training, implementation and monitoring activities, and resolution of Compliance issues that may arise in accordance the rule established in Section 16.6.

16.6Responsibility for Compliance; Disputes Regarding Compliance Matters.  Each Party is solely responsible to ensure Compliance by it and its Affiliates. With respect to joint activities, in the event of any conflict between the Parties as to how to ensure Compliance that the Parties are unable to resolve, the more conservative view (i.e., the view least likely to risk non-Compliance) shall prevail.

16.7Review Procedure for Marketing Materials and Activities. Any detailing, promoting, communication, marketing and selling activities, including promotional and educational materials and messages, used in connection with the activities contemplated by this Agreement shall comply in all material respects with Applicable Laws and Party Specific Regulations, and be consistent with the substance of the Internal Compliance Codes of both Parties. The Parties shall ensure that appropriate joint prior review procedures are established.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

17.Miscellaneous.

17.1Relationship of Parties.  Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties.  No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

17.2Assignment.  Except pursuant to a sublicense permitted under this Agreement, neither Party shall be entitled to assign its rights or delegate its obligations hereunder without the express written consent of the other Party hereto, except that each Party may assign its rights and transfer its duties hereunder to (i) an Affiliate or (ii) any acquirer of all or substantially all of its business (or that portion thereof to which this Agreement relates) or in the event of such Party’s merger, consolidation or involvement in a similar transaction.  No assignment and transfer shall be valid or effective unless done in accordance with this Section 17.2 and unless and until the assignee/transferee shall agree in writing to be bound by the provisions of this Agreement.

17.3Books and Records.  Any books and records to be maintained under this Agreement by a Party shall be maintained in accordance with GAAP.

17.4Further Actions.  Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

17.5Notice.  Any notice or request required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

(a)In the case of Licensor, to:

Aratana Therapeutics, Inc.

Attn: General Counsel

11400 Tomahawk Creek Parkway,

Suite 340,

Leawood, KS 66211

Facsimile No.: (913) 273-[***]

Telephone No. . (913) 353-1000

With copy to:

Latham & Watkins, LLP

Attn: Peter Handrinos

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

200 Clarendon St,

Boston, MA 02116

Facsimile No.: (617) 948-[***]

Telephone No.: (617) 948-6000

(b)in the case of Elanco, to:

Elanco Animal Health

2500 Innovation Way

Greenfield, IN

Facsimile No.: 317-276-[***]

Telephone No.: 317-277-[***]

Attention: General Counsel

With a copy to:

Elanco Animal Health

2500 Innovation Way

Greenfield, IN

Facsimile No.: 317-433-[***]

Telephone No.: 317-277-[***]

Attention: General Patent Counsel/EAM

or to such other address for such Party as it shall have specified by like notice to the other Party, provided that notices of a change of address shall be effective only upon receipt thereof.  With respect to notices given pursuant to this Section 17.5: (i) if delivered personally or by facsimile transmission, the date of delivery shall be deemed to be the date on which such notice or request was given; (ii) if sent by overnight express courier service, the date of delivery shall be deemed to be the next business day after such notice or request was deposited with such service; and (iii) if sent by certified mail, the date of delivery shall be deemed to be the third business day after such notice or request was deposited with the U.S. Postal Service.

17.6Use of Name.  Except as otherwise provided herein, neither Party shall have any right, express or implied, to use in any manner the name or other designation of the other Party or any other trade name, trademark or logo of the other Party for any purpose in connection with the performance of this Agreement.

17.7Waiver.  Neither Party may waive or release any of its rights or interests in this Agreement except in writing.  The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.  No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

17.8Severability.  If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible.  Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

17.9Amendment.  No amendment, modification or supplement of any provisions of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

17.10Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the [***], without regard to conflict of law principles.

17.11Dispute Resolution.

17.11.1 The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to a Party’s rights and/or obligations hereunder.

(a)If the Parties cannot resolve any such dispute within [***] calendar days after notice of a dispute from one Party to another, either Party may, by notice to another, have such dispute referred to the [***].

(b)The [***], with the possibility of [***], shall meet promptly to negotiate in good faith the matter referred and to determine a resolution.  During such period of negotiations, any applicable time periods under this Agreement shall be tolled.  If the [***] is unable to resolve the dispute within [***] days following referral of such dispute to the [***], the dispute shall be [***], or, if the Parties mutually agree in writing, [***] to the [***] (or equivalent) of each Party.

(c)If the [***] or the [***] (or equivalent) of each Party, as applicable are unable to unanimously (in each case) resolve the dispute in a timely manner, which shall in no case be more than [***] calendar days after the matter was [***], or the [***] (or equivalent), the matter may be referred for resolution through arbitration in accordance with the arbitration provisions set forth in Section 17.11.2.

17.11.2  A dispute that remains unresolved after the [***] provided in Section 17.11.1, and that arises out of or relate to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with the Commercial Arbitration Rules, and judgment may be entered in any court having jurisdiction thereof. The place of arbitration shall be New York, New York.  Such arbitration shall be conducted by three (3) arbitrators. Within [***] days after the commencement of arbitration,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

each party shall select one person to act as arbitrator and the two selected shall select a third arbitrator within ten days of their appointment.  If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American Arbitration Association.  Each arbitrator shall have at least ten (10) years’ experience with disputes involving the pharmaceutical industry. The award shall be made within [***] of the appointment of the third arbitrator, and the arbitrators shall agree to comply with this schedule before accepting appointment.  However, this time limit may be extended by the arbitrators for good cause shown, or by mutual agreement of the parties. The arbitrator(s) shall award to the prevailing party, if any, as determined by the arbitrators, all of their costs and fees. “Costs and fees” mean all reasonable pre-award expenses of the arbitration, including the arbitrators’ fees, administrative fees, travel expenses, out-of-pocket expenses such as copying and telephone, court costs, witness fees, and attorneys’ fees. Except as may be required by law, neither a party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties.

17.12Entire Agreement.  This Agreement, together with the Exhibits hereto, the Co-Promotion Agreement, the Supply Agreement, the Quality Agreement, the Pharmacovigilance Agreement and any Exhibits thereto, and the DOP, as updated, sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions and negotiations between them, and neither of the Parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized officer or representative of the Party to be bound thereby.

17.13The Mutual Nondisclosure Agreement by and between the Parties dated [***] (as extended by letter agreement dated [***] and effective as of [***]), and the Confidential Disclosure Agreement by and between the Parties dated [***] (collectively the “Prior Confidentiality Agreements”) will be superseded by this Agreement, and all disclosures made by either Party under any of the Prior Confidentiality Agreements shall, following the Effective Date, be deemed to have been made under, and shall hereafter be subject to, the terms and conditions of this Agreement.

17.14Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.

17.15Descriptive Headings.  The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

17.16Construction of Agreement.  The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise.  Accordingly, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement.

17.17Counterparts. This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers.  Facsimile signatures shall be treated as original signatures.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

IN WITNESS WHEREOF, each of the Parties has caused this Collaboration License, Development and Commercialization Agreement to be executed by its duly authorized representative as of the Effective Date.

ARATANA THERAPEUTICS, INC.

By:           /s/ Steven St. Peter

Name:Steven St. Peter, M.D.

Title:President & CEO

ELI LILLY AND COMPANY THROUGH ITS ELANCO ANIMAL HEALTH DIVISION

By:           /s/ John C. Lechleiter

Name:John C. Lechleiter, PhD

Title:Chairman, President and CEO

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

Exhibit 7.4

Trademarks

MARK NAME	COUNTRY	Application NO.	APPLICATION DATE	REGISTRATION NO.	REGISTRATION DATE
[***]	[***]	[***]	[***]	[***] [***]	[***] [***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***] [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***] [***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***] [***]	[***]
[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***] [***]	[***] [***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***] [***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***] [***]	[***]
[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

Exhibit 8.1.2 (a)

Supply Term Sheet

Term	Summary
Parties:	•Elanco Animal Health, a division of Eli Lilly and Company (“Elanco”) •Aratana Therapeutics, Inc. (“Aratana”)
Definitions

•Terms with capital letters used in this term sheet shall have the same meaning assigned to them in the Collaboration, License, Development and Commercialization Agreement between Elanco and Aratana (the “License Agreement”), unless defined differently in this term sheet.

Structure:	•This term sheet sets forth the terms of the “Master Supply Agreement” the Parties intend to govern supply terms. •Work Order for Galliprant.
Term

•Term will expire on the earlier of a) Elanco’s assumption of responsibility for manufacturing as set out in the License Agreement or b) [***].

•The Work Order will have its own length of term that reflects the supply strategy, but in no event will it extend beyond [***].

Termination:	•Each Party’s right to terminate the Master Supply Agreement will be consistent with its termination rights under the License Agreement.
Manufacture of Products	Products is defined as each of the following, and collectively as all of the following: •Galliprant in [***], •[***], and •[***].
Agreement to supply Products:

•Products will be supplied by Aratana.

•Aratana intends to sub-contract the manufacturing, packaging and labelling of the finished form Products and APIs to Third Party manufacturers. Aratana may not change Third Party manufacturers without prior written consent of Elanco.

•Elanco shall assume responsibility for manufacturing of the Products no later than [***] and as further set forth in the License Agreement. Elanco shall be permitted to self-manufacture all or a portion of the Products or purchase all or a portion of the Products from a Third Party source.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

Manufacture of Products:

•Products to be supplied in accordance with Compliance requirements and generally accepted applicable industry standards and practices and in compliance with all Applicable Laws and any relevant description or specification in the Master Supply Agreement, including the Product Specifications, the Manufacturing Responsibilities Document(s) (“MRD”), and the Quality Agreement.

•[***] will maintain all licences, permissions, authorisations, consents and permits needed to manufacture and supply the Products during the term of, and in accordance with, the terms of the Master Supply Agreement.

•Aratana will not, without Elanco's prior written consent (not to be unreasonably withheld or delayed), (i) make any [***]; (ii) implement any [***] to the process(es) or equipment used to manufacture the Product that could affect the manufacturing process validation or deviate from the regulatory registration requirements, or (iii) manufacture the Product [***].  Elanco will be deemed to have provided consent to any request therefor unless Elanco responds to any such request by Aratana within [***] after receipt of a request for consent.  Such response may include a request for additional time to make a decision on the request for consent.

Quality Agreement, Manufacturing Responsibilities Document

•[***] after [***], and in any event before any supply under the Master Supply Agreement commences, and in connection with the creation of any Work Order, as applicable, the Parties (or in the case of Elanco, its designated Affiliate) shall enter into the Quality Agreement and applicable MRD.  The obligations set forth in the MRD(s) and the Quality Agreement, and any amendments thereto, shall become part of, and be incorporated into this Master Supply Agreement and the relevant Work Order.

•The Quality Agreement will contain industry standard provisions, including but not limited to, rights to access and audit facilities and systems (with reasonable limitations on scope and duration), access to production records, notification of external inspections, etc., subject to standard confidentiality provisions.

Stability Testing:

•[***] will continue to perform stability testing of the Products to support product that has been supplied to the market in accordance with current commercial practice by [***] and its Affiliates, in accordance with those that it completed before the Effective Date.

Reference Standards	•Aratana will supply [***] reference standards during any Technology Transfer to Elanco and provide [***] following the Technology Transfer

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

Oversight:	•Ongoing manufacturing and supply oversight through the Manufacturing Subcommittee as set out in the License Agreement.
Technical transfer assistance:

•[***] is responsible for the cost of the technical transfer and validation activities for API to the [***] Third Party Manufacturer, drug product at [***] and packaging at [***] in the U.S.

•When Elanco assumes responsibility for manufacturing, each Party shall cooperate with, and shall use Commercially Reasonable Efforts to complete as promptly as possible, the transfer from Aratana or Aratana’s contract manufacturer or analytical service provider to Elanco or Elanco’s designated contract manufacturer or contract analytical service provider of Aratana’s technology for formulation, manufacturing and packaging of the Products to enable Elanco to manufacture the Product or have the Product manufactured by a third party.

Labelling and Packaging:

•[***] is responsible for ensuring that all information on labels and leaflets that accompany Products is accurate and in line with the Compliance requirements.

•Elanco to develop new packaging and labelling designs for Products.

•Costs incurred by Aratana’s suppliers and CMOs in implementing new packaging designs for the Products will [***].

Forecasting:

•No less than [***] Days before the beginning of each month, Elanco to give Aratana a twelve-month non-binding, rolling forecast for the Products.

•On receipt of each forecast, the parties will discuss and agree a delivery schedule.

•For each Product, the first [***] part of the forecast will be deemed binding and constitute firm orders.

Orders:

•By the first [***], Elanco to issue a purchase order to Aratana for the Products to be purchased in the next relevant period for which a binding forecast has been given but for which a purchase order has not yet been issued.

•Purchase orders to be in the form set out in Master Supply Agreement.

Delivery:

•Products are to be delivered consistent with the delivery terms [***] with [***]

•Products will be shipped [***], as agreed between the Parties.

•Delays in delivery which are greater than [***] days entitle Elanco to reject an order.

Title and Risk:

•With respect to Product, or other materials shipped pursuant to the Master Supply Agreement, [***] shall [***] title and will [***] risk of loss or other damage until [***], consistent with the delivery terms.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

Acceptance and Rejection of Products:

•Elanco to notify Aratana within [***] days of delivery of each order whether the Products supplied conform with the certificate of analysis.  After [***] days, the Products are deemed accepted and Elanco can no longer claim non-conformance in respect of the Products, except in respect of any latent defects that are not apparent from reasonable physical inspection of those Products.

•If there are manufacturing defects, Aratana will [***] to Elanco, at Elanco’s election.  On [***], Aratana has no further liability in respect to the non-conforming batch.

Supply Price:

•Elanco will pay Aratana [***] U.S. Dollars per kilogram for API material purchased [***] and will pay [***] for tableting and packaging the Product in accordance with Exhibit A.

•Aratana will pass through a fair and equitable allocation of any [***] that are not solely attributable to the Products but which Aratana benefits due to supply of Products.

Payment:

•Elanco to pay the full amount invoiced within [***] days of receipt of the invoice.

•Elanco may withhold payment of any amount that it may reasonably dispute in good faith until such dispute is resolved.

•Elanco issues payments on a [***] basis.  All invoices which have reached their payment term maturity will be accumulated and paid in the next [***] payment.

Taxes:	•The Parties would agree to customary language with respect to Taxes including income, property and VAT Taxes.
Product Recall:	•Product recalls and withdrawal of Product are handled in accordance with the License Agreement, the Pharmacovigilance Agreement and the Quality Agreement.
Adverse Events, Complaints and Returns:

•If during the course of supplying Product under the Master Supply Agreement, Aratana, Aratana’s representatives, or Aratana’s subcontractors become aware of an Adverse Event or Product Complaint, Aratana will follow such procedures outlined in the License Agreement,  the Pharmacovigilance Agreement or Quality Agreement, as applicable.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

Regulatory Matters:

•Aratana to notify Elanco of any regulatory inquiry or notified regulatory authority inspection of facilities used in the manufacturing, packaging, labelling, storage or handling of the Products and APIs as required under the Pharmacovigilance Agreement and the Quality Agreement

•In the event there are written observations (or any other written communication) by a Governmental Authority which involve a Product, or any proposed written response by Aratana to any such inspection, Elanco will be informed within [***] and be provided with copies of all documentation within [***], and will have the opportunity to review and provide input to the response.

Compliance with Applicable Laws

In the performance of any applicable services, supply of Products and obligations under the Master Supply Agreement, Aratana shall comply with all Applicable Laws and professional or good practice standards or codes applicable to the nature of the Products.

Indemnification:

•Elanco will indemnify and hold harmless Aratana and its Affiliates from all losses (including Aratana’s own losses and those resulting from third party claims) to the extent arising from:

oElanco’s gross negligence or wilful misconduct;

oany breach of the Elanco’s obligations under the Master Supply Agreement;

oany breach of Applicable Law by Elanco;

•Aratana will indemnify and hold harmless Elanco from all losses (including Elanco’s own losses and those resulting from third party claims) to the extent arising from:

oAratana’s gross negligence or wilful misconduct;

oany breach of Aratana’s obligations under the Master Supply Agreement;

oany breach of Applicable Law by Aratana or its Affiliates;

oany [***] claim (e.g. where a method of [***] employed by Aratana becomes the subject of a claim by a third party against the Elanco that the method infringes the [***] rights of the third party).

Confidentiality	•Standard confidentiality requirements consistent with License Agreement.
Insurance	•[***] must procure and maintain [***] insurance policies (or equivalent self-insurance) in respect of personal injury, death and property damage on its property.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

Force Majeure:

•Neither Party is liable for any failure or delay in performing its obligations under the Master Supply Agreement and ancillary agreements if caused by force majeure, except as explicitly agreed in the Master Supply Agreement.

•If the force majeure continues for [***] Business Days, Aratana and Elanco will negotiate in good faith to agree a solution.

•If Force Majeure continues for [***] days and a party reasonably believes it will not come to an end, such party can terminate on [***] days’ written notice.  All exclusivity provisions affected by the force majeure shall be suspended during the occurrence of any force majeure.

Disaster Recovery and Business Continuity Plan

•At all times during the course of this Agreement, Aratana will obligate its subcontractors to maintain and adequately support a disaster recovery and business continuity program ("Disaster Recovery and Business Continuity Program") that ensures the continuous operation and, in the event of an interruption, the recovery of all material business functions needed to meet Aratana's obligations under this Agreement.  The Disaster Recovery and Business Continuity Program will include at a minimum a detailed disaster recovery plan, which describes the management methodology, management team, emergency contact persons, and specific plans for potential risks that may disrupt supply of Product and Aratana’s operations.  The plan shall meet and be consistent with generally accepted industry standards.  Upon demand, Aratana will provide a copy and overview of such plans to Elanco.

Assignment:	•The Master Supply Agreement shall be assignable in accordance with the assignment provision of the License Agreement.
Governing Law and Venue:	•Any disputes under or in connection with the Master Supply Agreement shall be resolved in accordance with the License Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

EXHIBIT A

[***]
		$5,500		[3] Quoted price [***]
	# tablets per bottle	1 API ([***]/kg USD)	[2]Shipping of API [***]	[***], [***], [***]	[***] [***] [***]	[***]	Total [***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Assumptions:
[1] [***]

[2] [***]

[3] [***]
[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

Exhibit 9.3.1

Licensor Patents

ARA-01	Patent No.	App. No.	Filing Date	Status	Owner	Priority Date
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Aratana Therapeutics, Inc.

[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for Confidential Treatment and have been filed separately with the Securities and Exchange Commission.

Exhibit 12.1.3

Agreed Form Press Release

Aratana, Elanco announce Global Strategic Collaboration

Agreement to expand Elanco’s companion animal portfolio, extend global reach of GALLIPRANT® (grapiprant tablets) in canine osteoarthritis therapy

Greenfield, IN and Leawood, KS – Elanco Animal Health, a division of Eli Lilly and Company (NYSE: LLY) and Aratana Therapeutics, Inc. (NASDAQ: PETX), today announced that Elanco has licensed animal health rights to Aratana’s Galliprant (grapiprant tablets), an FDA-approved therapeutic for the control of pain and inflammation associated with osteoarthritis in dogs. The agreement grants Elanco exclusive rights to develop, manufacture, market, and commercialize Galliprant globally, and co-promote the product with Aratana in the United States.

“This deal expands Elanco’s robust companion animal portfolio, which will now give our customers and their patients a spectrum of treatments for managing osteoarthritic pain,” said Jeff Simmons, president of Elanco Animal Health.  “At Elanco, we understand the powerful role healthy animals play in making life better. As pets become important parts of our families, the need to help them live longer, healthier, higher quality lives increases as well.”

The most common type of arthritis in dogs, osteoarthritis affects up to 20 percent of the adult canine population.1 Osteoarthritis can result when joint cartilage - the protective material that cushions and allows smooth movement in a joint – becomes thin and breaks down over time, leading to pain and inflammation in the joint. The frequent result is stiffness and a reluctance to run, jump, or even climb steps.

“Aratana understands the value of relationships with the right collaborators,” said Steven St. Peter, M.D., President and Chief Executive Officer of Aratana Therapeutics. “We believe that this collaboration with Elanco, a leading animal health company, is a watershed event for the emerging pet biotech sector and further validates our focus on the pet therapeutics opportunity.”

________________________________

 JAVMA, Vol 236, No. 1, January 1, 2010 p 59-66

Under the terms of the agreement, Aratana will receive an upfront payment of $45 million, additional payments upon achievement of certain development, regulatory and sales milestones up to $83 million, and co-promotion fees and royalty payments.

Contacts:

For Elanco inquires:

Keri McGrath Happe

Communications Manager

Elanco Animal Health

T: +1-317-370-8394

E: mcgrath_happeks@elanco.com

For Aratana inquires:

Craig Tooman

Aratana Therapeutics, Inc.

ctooman@aratana.com

(913) 353-1026

Important Safety Information

GALLIPRANT® (grapiprant tablets) is for use in dogs only. Do not use in dogs younger than 9 months of age and less than 8 lbs (3.6 kg), dogs used for breeding, or in pregnant or lactating dogs. Adverse reactions in dogs may include mild gastrointestinal effects including, vomiting, diarrhea and decreased appetite. Should not be used in dogs that have a hypersensitivity to grapiprant. Avoid use with COX-inhibiting NSAIDs or corticosteroids. If used long term appropriate monitoring is recommended. Please see the full Prescribing Information.

ABOUT ELANCO

Elanco, a division of Eli Lilly and Company, provides comprehensive products and knowledge services to improve animal health and food-animal production in more than 70 countries around the world. With a global presence of approximately 7,000 people and offices in more than 40 countries, Elanco anticipates, serves and supports the diverse and evolving needs of its customers--from veterinarians to food producers to all those concerned with animal health--to help them address the challenges of a diverse and changing world. Together with our customers, we are committed to raising awareness about global food security, and celebrating and supporting the human-animal bond. Additional information about Elanco is available at www.elanco.com,  or follow us @Elanco.

ABOUT ARATANA THERAPEUTICS
Aratana Therapeutics is a pet therapeutics company focused on licensing, developing and commercializing innovative pharmaceutical products for dogs and cats. Aratana believes that it can leverage the investment in the human pharmaceutical industry to bring therapeutics to pets in a capital and time efficient manner. The Company has multiple products approved by the Food and Drug Administration's Center for Veterinary Medicine or licensed by the United States Department of Agriculture. The Company's pipeline includes therapeutic candidates targeting pain, inappetence, cancer, viral diseases, allergy and other serious, unmet or underserved medical needs. Aratana believes providing innovative options to veterinarians and pet owners will help manage pets' medical needs safely and effectively, resulting in longer and improved quality of life for pets. For more information, please visit www.aratana.com.

This press release contains forward-looking statements (as that term is defined in the Private Securities Litigation Reform Act of 1995) about the collaboration between Aratana and Elanco, and reflects Lilly, Elanco’s and Aratana’s current beliefs. However, as with any pharmaceutical product, there are substantial risks and uncertainties in the process of development and commercialization. Among other things, there can be no guarantee that the research collaboration will yield successful results, that either company will achieve the anticipated benefits of that the results will be commercially successful. For further discussion of these and other risks and uncertainties, see Lilly's and Aratana’s most recent Form 10-K and Form 10-Q filings with the United States Securities and Exchange Commission, respectively Except as required by law, Elanco and Aratana undertakes no duty to update forward-looking statements to reflect events after the date of this release.